As filed with the Securities and Exchange Commission on April 30, 2008.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Post-Effective Amendment No. 18

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 52


                                 The Flex-funds
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

             P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
             ------------------------------------------------------
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000

                          Commission File No. 33-88420
                          Commission File No. 811-3462


   Anthony L. Mercure, Chief Operating Officer - Meeder Asset Management, Inc.
   ---------------------------------------------------------------------------
             P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
             ------------------------------------------------------
                     (Name and Address of Agent for Service)


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

      It is proposed that this filing will become effective (check appropriate box).

      /___/ immediately upon filing pursuant to paragraph (b) of Rule 485


      /XXX/ on April 30, 2008 pursuant to paragraph (b) of Rule 485.


      /___/ 60 days after filing pursuant to paragraph (a)(1).

      /___/ on (date) pursuant to paragraph (a)(1).

      /___/ 75 days after filing pursuant to paragraph (a)(2).

      /___/ on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

      /___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 THE FLEX-FUNDS
                                 --------------

PROSPECTUS                   THE MUIRFIELD FUND(R)

APRIL 30, 2008

                             THE SOCIALLY RESPONSIBLE UTILITIES FUND
                             (Formerly known as The Total Return Utilities Fund)


                             THE QUANTEX FUND(TM)
                             (Formerly known as The Highlands Growth Fund(R))


                             THE DYNAMIC GROWTH FUND

                             THE AGGRESSIVE GROWTH FUND

                             THE DEFENSIVE GROWTH FUND

                             THE FOCUSED GROWTH FUND

                             THE U.S. GOVERNMENT BOND FUND

                             THE MONEY MARKET FUND

      The Flex-funds is a family of funds that includes nine funds covering a variety of investment strategies.

      This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully before investing and keep it handy for future reference.

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                 The Flex-funds
                               6125 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159
                            Toll Free: 1-800-325-3539
                                Fax: 614-766-6669
                          flexfunds@meederfinancial.com
                                www.flexfunds.com

                                                                        CONTENTS

                                                                       THE FUNDS
----------------------------------------------------------------------

A fund-by-fund look at                 The Muirfield Fund(R)               _____
investment goals, strategies,          The Socially Responsible Utilities
risks, performance and expenses.       Fund                                _____
                                       The Quantex Fund(TM)                _____
                                       The Dynamic Growth Fund             _____
                                       The Aggressive Growth Fund          _____
                                       The Defensive Growth Fund           _____
                                       The Focused Growth Fund             _____
                                       The U.S. Government Bond Fund       _____
                                       The Money Market Fund               _____

Information on who may want to         Who May Want to Invest              _____
invest and who may not want
to invest in a particular fund.

More information about the funds       More Information about the Funds    _____
you should know before investing.      Who Manages the Funds?              _____
                                       How Does Taxation Affect the
                                        Funds and Their Shareholders?      _____
                                       Financial Highlights                _____

                                                              SHAREHOLDER MANUAL
-------------------------------------------------------------

Information about account              How to Buy Shares                   _____
transactions and services.             Distribution Fees                   _____
                                       How to Make Withdrawals
                                        (Redemptions)                      _____
                                       Transaction Policies                _____
                                       Other Shareholder Services          _____

                                                                 MORE ABOUT RISK
----------------------------------------------------------------

                                       Investment Practices, Securities
                                        and Related Risks                  _____
                                       Risk and Investment Glossary        _____

                                                           FOR MORE INFORMATION
----------------------------------------------------------

Where to learn more about the funds.   Back Cover

                          THE MUIRFIELD FUND(R) - FLMFX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in other growth mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal through asset allocation and mutual fund selection. The Fund invests primarily in equity funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates style, market capitalization and sector rotation when selecting funds. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities.

The Fund may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Fund may be unable to achieve its investment objective. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low-risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce or eliminate its position in equity mutual funds in order to attempt to preserve capital. The Fund may also invest in common stocks directly.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund may invest in index-based investments and closed-end funds. For more information, see "The Muirfield Fund - How Does the Fund Pursue its Investment Goal?"

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval. For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

When the Fund is invested primarily in equity mutual funds, the value of your investment will fluctuate in response to stock market movements. Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of Funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any applicable contingent deferred sales charges and redemption charges, as disclosed within the fee tables enclosed. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative.


If the Adviser does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing in this Fund.


                                   PERFORMANCE

      The bar chart below provides some indication of the risks of investing in The Muirfield Fund(R) by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           1998          29.33%
                           1999          16.43%
                           2000         -16.50%
                           2001         -11.52%
                           2002         -11.42%
                           2003          27.39%
                           2004           6.80%
                           2005           2.13%
                           2006          13.62%
                           2007           7.02%


      During the 10-year period shown in the bar chart, the highest return for a quarter was 25.45% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.16% (quarter ended June 30, 2000).


Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past 5 Years   Past 10 Years
----------------------------------------------------------------------------------------
The Muirfield Fund(R) Return Before Taxes       7.02%          11.06%         5.23%
The Muirfield Fund(R) Return After
  Taxes on Distributions                        4.09%          10.19%         5.02%
The Muirfield Fund(R) Return After
  Taxes on Distributions and
  Sale of Fund Shares                           2.82%           8.94%         4.87%
The S&P 500 Index(1)                            5.49%          12.81%         5.90%
Blended(2)                                      5.32%           8.94%         5.30%
The Morningstar Average Asset
Allocation Fund Index(3)                        6.45%          10.48%         6.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(2)The Blended Index is comprised of 60% S&P 500 Index and 40% 90-day T-bills. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Asset Allocation Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds, or

      o     to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      0.99%
      Distribution and Service  (12b-1) Fees                               0.40%
      Other Expenses(1)                                                    0.49%
      Total Annual Fund Operating Expenses                                 1.88%
       Acquired
      Fund Fees and Expenses(2)                                            0.93%
      Net Annual Fund and Underlying
       Funds' Operating Expenses                                           2.81%
                                                                           ====

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

(2) Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o incur the same Fund operating expenses shown above, your cost of investing in the Fund would be:


      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

      $191             $591              $1,016            $2,201


      Your actual costs may be higher or lower.

                 THE SOCIALLY RESPONSIBLE UTILITIES FUND - FLRUX
               (Formerly known as The Total Return Utilities Fund)

INVESTMENT GOAL

The Fund seeks total returns, including income and appreciation of income by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.

MAIN STRATEGIES

The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications, video distribution or sanitary services to the public and industry. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and GIC and SIC codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned.

The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company's stock in an effort to ascertain the probabilities for future price change, based on market factors.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval. The Fund will provide a notice to shareholders at least 60 days in advance of any change in the Fund's non-fundamental 80% concentration investment policy in accordance with Rule 35d-1 of the Investment Company Act of 1940, as amended.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS


Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the Fund's net asset value. Because the Fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. The Fund may invest in telecommunications companies. The telecommunications sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. The Fund may not invest in electric utilities that generate power from nuclear reactors. Because of this prohibition, the Fund may miss out on investment opportunities that become profitable in these types of electrical utilities. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing in this Fund.

                                  PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Socially Responsible Utilities Fund by showing changes in the Fund's performance from year to year over a ten-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           1998           8.77%
                           1999          20.01%
                           2000          20.03%
                           2001         -14.57%
                           2002         -30.36%
                           2003          15.46%
                           2004          18.01%
                           2005          16.80%
                           2006          17.68%
                           2007          18.24%


During the period shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.85% (quarter ended September 30, 2002).


Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past 5 Years   Past 10 Years
----------------------------------------------------------------------------------------
The Socially Responsible Utilities
  Fund* Return Before Taxes                     18.24%          17.23%        10.42%
The Socially Responsible Utilities
  Fund Return After Taxes on
  Distributions                                 18.01%          16.95%         7.29%
The Socially Responsible Utilities
  Fund Return After Taxes on Distributions
  and Sale of Fund Shares                       11.85%          15.10%         6.78%
Russell 3000 Utilities Index(1)                  9.14%          15.52%         3.11%
Blended Index(2)                                 6.92%          11.74%         4.50%
The Morningstar Average Utilities
  Fund Index (3)                                20.71%          21.39%         9.49%
The S&P 500 Utilities Index(4)                  19.25%          21.44%         7.75%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans for individual retirement accounts, or to shares held by non-taxable entities.

(1)The Russell 3000 Utilities Index is a market capitalization-weighted index that comprises of utility stocks that are included in the Russell 3000 Index. The Russell 3000 Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(2)The Blended Index is comprised of 60% of the Russell 3000 Utilities Index and 40% of the Lehman Bros. Long Credit Index. The index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)An index of funds such as The Morningstar Average Utilities Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Utilities Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(4)The S&P 500Utilities Index is a capitalization-weighted index. The S&P Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index. The S&P Utilities Index was a benchmark for the Fund from January 1, 2006 to December 31, 2006.


* The Fund's name changed on April 13, 2007 to more aptly suit its investment strategy. The Fund's investment strategy has remained unchanged.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund,

      o     to reinvest dividends in additional shares,

      o to exchange into shares of other Funds in the Flex-funds family of funds,

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      1.00%
      Distribution and Service (12b-1) Fees                                0.45%
      Other Expenses(1)                                                    0.65%
      Total Annual Fund Operating Expenses                                 2.10%

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:


      1 Year            3 Years          5 Years           10 Years
      ------            -------          -------           --------

      $213              $658             $1,129            $2,431


      Your actual costs may be higher or lower.

                          THE QUANTEX FUND(TM) - FLCGX
                  (Formerly known as The Highlands Growth Fund)

INVESTMENT GOAL


The Fund seeks long-term capital appreciation. Current income is not a primary investment objective.


MAIN STRATEGIES


Normally, at least 80% of the Fund's net assets will be invested in the equity securities of small and mid-capitalization companies. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines (a) mid-capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P 400 Mid-Cap Index (between approximately $260 million and $12.5 billion as of March 31, 2008 or a similar index, and (b) small capitalization companies whose market capitalizations are similar to those of companies in the Russell 2000 Index (between approximately $25 million and $7.4 billion as of February 29, 2008 or a similar index.


The Fund may continue to hold or buy additional shares of a company that is no longer of comparable size until the next annual readjustment of the Fund. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. An equity security or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Except when it may be necessary to accumulate cash in order to meet anticipated redemptions, the Fund will normally be fully invested.

The Fund relies exclusively on a quantitative investment approach when selecting securities. A quantitative approach utilizes financial models and computer databases to assist in the selection process. The rankings are then used to determine which securities are to be added or removed from the Fund's portfolio on an ongoing basis. The Fund is readjusted to an equal weighted basis once per year.

Typically, the Fund will be diversified throughout all major industry sectors. There are occasions however, when not all sectors are represented in the Fund during a given year. Sector diversification is not of paramount concern, whereas more emphasis is put on the capitalization level of the stocks owned by the Fund at any given point in time. The Fund may also invest in index-based investments, stock index futures and mutual funds.

Through the implementation of a quantitative model, stocks are screened for addition to or removal from the Fund's portfolio on an annual basis. At that time, all securities are equally weighted as is reasonable. For the remainder of the year, only minor adjustments to the Fund are required to account for various corporate activities (e.g., mergers).

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

Stocks. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller and Mid-size Companies. While smaller and mid-size companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and mid-size companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

Liquidity. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information.

                                   PERFORMANCE

      The bar chart below provides some indication of the risks of investing in The Quantex Fund(TM) by showing changes in the Fund's performance from year to year over a 10-year period. The table on the following page compares the Fund's performance with broad measures of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           1998          23.67%
                           1999          21.16%
                           2000          -9.76%
                           2001         -13.33%
                           2002         -24.69%
                           2003          27.21%
                           2004           7.62%
                           2005*          7.21%
                           2006          16.67%
                           2007          -7.00%

* The Fund changed its name, investment objective and strategy on April 30, 2005. The annual total returns above reflect a combination of results from the prior investment objective and strategy and the new investment objective and strategy.


During the period shown in the bar chart, the highest return for a quarter was 19.82% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.32% (quarter ended September 30, 2002).

Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past 5 Years   Past 10 Years
----------------------------------------------------------------------------------------
The Quantex Fund(TM)(*) Return
  Before Taxes                                 -7.00%           9.76%          3.46%
The Quantex Fund(TM) Return After
  Taxes on Distributions                       -7.26%           9.54%          2.71%
The Quantex Fund(TM) Return After Taxes
  on Distributions and Sale of Fund Shares     -4.54%           8.32%          2.75%
Blended Index (1)                               3.19%          16.22%          9.17%
The S&P MidCap 400 Index(2)                     7.93%          16.17%         11.18%
The Russell 2000 Index(3)                      -1.55%          16.28%          7.17%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)The Blended Index consists of 50% Russell 2000 Index and 50% S&P Index. The index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(2)The S&P MidCap 400 Index is an unmanaged index of common stock prices of mid-sized companies. The S&P MidCap 400 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3) The Russell 2000 Index is a market-capitalization weighted index of the 2,000 smallest companies included in the 2,000 largest U.S. domiciled companies. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index and the Russell 3000 Index do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

* On April 30, 2005 The Highlands Growth Fund changed its name to The Quantex Fund and changed its investment strategy. Performance results prior to January 1, 2006 reflect a combination of the Fund's previous investment strategy and the current investment strategy.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      1.00%
      Distribution and Service (12b-1) Fees                                0.40%
      Other Expenses(1)                                                    0.69%
      Total Annual Fund Operating Expenses                                 2.09%
      Fee Waiver(2)                                                        0.25%
      Net Expenses                                                         1.84%

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

(2) The Adviser has contractually agreed to reduce its management fee by 0.25%. The Adviser may terminate this agreement after April 30, 2009.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

      $187             $579              $995              $2,159


Your actual costs may be higher or lower.

                         THE DYNAMIC GROWTH FUND - FLDGX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES

The Fund is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the Fund invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates market capitalization (for example, large capitalization versus small capitalization) and market sectors (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Fund normally will be fully invested in underlying funds.

The Fund may invest in index-based investments. See "The Dynamic Growth Fund - How does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

The Fund may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds, and investment grade bonds as a defensive tactic.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

When the Fund is invested in underlying funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements.

The underlying funds may invest in smaller or newer companies, which are more likely to grow and suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

When the Fund invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


      The bar chart on the following page provides some indication of the risks of investing in The Dynamic Growth Fund by showing changes in the Fund's performance from year to year over a seven-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           2001         -13.47%
                           2002          24.29%
                           2003          37.46%
                           2004           3.52%
                           2005           5.08%
                           2006          15.96%
                           2007           7.06%


During the period shown in the bar chart, the highest return for a quarter was 16.82% (quarter ended June 30, 2003), and the lowest return for a quarter was -15.19% (quarter ended September 30, 2001).


Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past Five Years   Since Inception(1)
------------------------------------------------------------------------------------------------
The Dynamic Growth Fund
  Return Before Taxes                           7.06%           13.17%              0.64%
The Dynamic Growth Fund Return
  After Taxes on Distributions                  4.52%           10.79%              0.22%
The Dynamic Growth Fund Return
  After Taxes on Distributions and
  Sales of Fund Shares                          5.69%            9.45%              0.36%
The S&P 500 Index(2)                            5.49%           12.81%              2.61%
The Morningstar Average Growth
   Mutual Fund Index(3)                         8.25%           13.23%              2.48%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.


(1) Inception date 2/29/00.


(2)The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)An index of funds such as The Morningstar Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those Funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      0.75%
      Distribution and Service (12b-1) Fees                                0.45%
      Other Expenses(1)                                                    0.66%
      Total Annual Fund Operating Expenses                                 1.86%
      Acquired
       Fund Fees and Expenses(2)                                           0.95%
      Net Annual Fund and Underlying
       Funds' Operating Expenses                                           2.81%
                                                                           ====

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.


(2) Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:

      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

      $189             $585              $1,006            $2,180

Your actual costs may be higher or lower.

                       THE AGGRESSIVE GROWTH FUND - FLAGX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs) that invest in equity securities.

MAIN STRATEGIES

The Fund will seek to implement its investment objective by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio. Under normal circumstances, the Fund will invest in Underlying ETFs that invest in (1) domestic small, mid- and large-cap equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

The Adviser selects the composition of the portfolio by determining (1) whether `growth' or `value' investment style equities are more favorable, (2) whether small, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates investment style, market capitalization and market sectors when selecting Underlying ETFs. Once the areas of strength are identified, a fundamental and economic review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the Underlying ETFs or to meet anticipated redemptions, the Fund normally will be fully invested in Underlying ETFs that invest in equity securities.

Under normal circumstances, the Underlying ETFs in which The Aggressive Growth Fund invests may incur more risk and volatility than those in which The Focused Growth Fund invests. For example, Underlying ETFs in which The Aggressive Growth Fund invests may invest in companies whose securities are subject to more erratic movements or who own a higher percentage of smaller or newer companies than The Focused Growth Fund. Furthermore, under normal circumstances, The Aggressive Growth Fund will be more likely to be invested in fewer sectors of the economy than The Focused Growth Fund. Although the Funds may invest in shares of the same Underlying ETF, the percentage of each Fund's assets so invested may vary.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

For more information, see "How do the Funds Pursue Their Investment Goals?" under "More Information About the Funds."

MAIN RISK FACTORS

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.


o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other market conditions.


o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.


o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market will be maintained for such Underlying ETFs. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.


o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs.

Equity Related Risks

o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which lead to additional risk of volatility.

o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios, thus creating additional risk of volatility.

o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


The bar chart on the following page provides some indication of the risks of investing in The Aggressive Growth Fund by showing changes in the Fund's performance from year to year over a seven-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           2001         -17.04%
                           2002         -26.53%
                           2003          38.83%
                           2004           2.71%
                           2005           5.62%
                           2006          13.54%
                           2007           6.14%

During the period shown in the bar chart, the highest return for a quarter was 18.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -18.93% (quarter ended September 30, 2001).


Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past Five Years   Since Inception(1)
------------------------------------------------------------------------------------------------
The Aggressive Growth Fund
   Return Before Taxes                           6.14%            12.66%           -1.74%
The Aggressive Growth Fund
   Return After Taxes on Distributions           5.94%            12.50%           -1.81%
The Aggressive Growth Fund
   Return After Taxes on Distributions
   and Sale of Fund Shares                       3.96%            10.97%           -1.50%
The Nasdaq Composite Index(2)                   10.66%            15.46%            6.53%
The Morningstar Average Aggressive
   Growth Mutual Fund Index(3)                  12.44%            15.79%           -2.99%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.


(1)Inception date 2/29/00.


(2)The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-cap stocks. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)An index of funds such as The Morningstar Average Aggressive Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Aggressive Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      0.75%
      Distribution and Service (12b-1) Fees                                0.45%
      Other Expenses(1)                                                    0.63%
      Total Annual Fund Operating Expenses                                 1.83%
      Acquired
       Fund Fees and Expenses(2)                                           0.43%
      Net Annual Fund and Underlying
       Funds' Operating Expenses                                           2.26%
                                                                           ====

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

(2) Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:


      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

      $186             $576              $990              $2,148


Your actual costs may be higher or lower.

                        THE DEFENSIVE GROWTH FUND - FLDFX

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs).

MAIN STRATEGIES

The Fund pursues its investment goal through asset allocation and selection of Underlying ETFs. The Fund will seek to implement its investment objective and asset allocation strategies by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio.

If the Adviser believes that the risk/reward relationship of the stock market is favorable, the Fund will invest in Underlying ETFs that invest in (1) domestic small-, mid- and large-cap company equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

If the Adviser believes that the risk/reward relationship of the stock market is favorable, then the Adviser selects the composition of the portfolio by determining (1) whether `growth' or `value' investment style equities are more favorable, (2) whether small-, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates style, market capitalization and sector rotation when selecting Underlying ETFs. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities.

The Fund is referred to as the "Defensive" Growth Fund because the Fund may invest up to 100% of its assets in investment grade bonds, money market instruments, and/or Underlying ETFs that invest in fixed income securities as a defensive tactic. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce or eliminate its position in Underlying ETFs holding equities in order to attempt to preserve your capital. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, then the Adviser will implement its defensive strategy by investing all or a part of the portfolio in fixed income securities, money market instruments, and/or Underlying ETFs that invest in fixed income securities. When the Fund is invested defensively, it may not be able to meet its investment goal of growth of capital.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

For more information, see "How do the Funds Pursue Their Investment Goals?" under "More Information About the Funds."

MAIN RISK FACTORS

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.


o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market will be maintained for such Underlying ETFs. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.


o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses, but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."

Equity and Fixed Income Related Risks

o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which lend to additional risk of volatility.

o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios thus creating additional risk of volatility.

o Fixed Income--Investments in fixed income securities by the Fund or the Underlying ETFs may involve interest-rate risk, credit risk or market risk. the value of these investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of fixed income securities with shorter maturities.

o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Defensive Growth Fund by showing changes in the Fund's performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


      [Plot points for bar chart]: FUND INCEPTION DATE 1/31/06

                           Year        Annual Total Return
                           ----        -------------------

                           2007           5.03%

During the period shown in the bar chart, the highest return for a quarter was 4.57% (quarter ended June 30, 2007), and the lowest return for a quarter was -2.32% (quarter ended December 31, 2007).

Average Annual Total Returns
(for the periods ended
December 31, 2007)
                                            One Year        Since Inception(1)
                                            --------        ------------------
The Defensive Growth Fund
   Return Before Taxes                        5.03%               5.68%
The Defensive Growth Fund
  Return After Taxes on Distributions         3.68%               4.83%
The Defensive Growth Fund
  Return After Taxes on Distributions
   and Sale of Fund Shares                    3.83%               4.48%
The S&P 500 Index(2)                          5.49%               9.51%
The Morningstar Average Asset
   Allocation Fund(3)                         6.45%               7.71%
The Morningstar Average Balanced
   Fund(4)                                    5.79%               7.47%
60/40 Index(5)                                5.20%               7.68%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.


(1)Inception date 1/31/06.


(2)The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)The Morningstar Average Asset Allocation Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Asset Allocation Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(4)The Morningstar Average Balanced Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Balanced Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(5)The 60/40 Index is comprised of 60% S&P 500 Index and 40% 90-day T-bills. This index does not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      0.75%
      Distribution and Service (12b-1) Fees                                0.45%
      Other Expenses(1)                                                    0.46%
                                                                           ----
      Total Annual Fund Operating Expenses                                 1.66%
      Acquired Fund Fees and Expenses(2)                                   0.42%
      Net Annual Fund and Underlying
        Funds' Operating Expenses                                          2.08%
                                                                           ====


(1) "Other Expenses" are based upon estimated amounts for the current fiscal year.


(2) Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:


      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------
      $169             $523              $902              $1,965


Your actual costs may be higher or lower.

                         THE FOCUSED GROWTH FUND - FLFGX

INVESTMENT GOAL

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs) that invest in equity securities.

MAIN STRATEGIES

The Fund will seek to implement its investment objective by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio. Under normal circumstances, the Fund will invest in Underlying ETFs that invest in (1) domestic small-, mid- and large-cap company equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

The Adviser selects the composition of the portfolio by determining (1) whether `growth' or `value' investment style equities are more favorable, (2) whether small-, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates style, market capitalization and sector rotation when selecting Underlying ETFs. The Fund is referred to as the "Focused" Growth Fund because of focused over weighting in selected capitalization ranges, investment styles, and/or sectors of the market. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the Underlying ETFs or to meet anticipated redemptions, the Fund normally will be fully invested in Underlying ETFs that invest in equity securities.

Under normal circumstances, the Underlying ETFs in which Tthe Focused Growth Fund invests may incur less risk and volatility than those in which The Aggressive Growth Fund invests. For example, Underlying ETFs in which the Focused Growth Fund invests may invest in companies whose securities are subject to less erratic movements or who own a lower percentage of smaller or newer companies than The Aggressive Growth Fund. Furthermore, under normal circumstances, The Focused Growth Fund will be more likely to be invested in more sectors of the economy than The Aggressive Growth Fund. Although the Funds may invest in shares of the same Underlying ETF, the percentage of each Fund's assets so invested may vary. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

For more information, see "How do the Funds Pursue Their Investment Goals?" under "More Information About the Funds."

MAIN RISK FACTORS

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.


o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market will be maintained for such Underlying ETFs. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.


o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses, but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."

Equity Related Risks

o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which lend to additional risk of volatility.

o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios, thus creating an additional risk of volatility.

o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

The bar chart on the following page provides some indication of the risks of investing in The Focused Growth Fund by showing changes in the Fund's performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


      [Plot points for bar chart]: FUND INCEPTION DATE 1/31/06

                  Calendar Year        Annual Total Return
                  -------------        -------------------

                       2007                   5.08%

During the period shown in the bar chart, the highest return for a quarter was 4.57% (quarter ended June 30, 2007), and the lowest return for a quarter was -2.29 % (quarter ended December 31, 2007).

Average Annual Total Returns
(for the periods ended                      Past              Since
December 31, 2007)                          One Year          Inception(1)
-----------------------------------         --------          ------------
The Focused Growth Fund
   Return Before Taxes                       5.08%               6.79%
The Focused Growth Fund
   Return After Taxes on Distributions       3.75%               5.96%
The Focused Growth Fund
   Return After Taxes on Distributions
   and Sale of Fund Shares                   4.23%               5.52%
The S&P 500 Index(2)                         5.49%               9.51%
The Morningstar Average Growth Fund(3)       8.25%               8.15%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.


(1)Inception date 1/31/06.


(2)The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3)The Morningstar Average Growth Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Growth Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees                                                      0.75%
      Distribution and Service  (12b-1) Fees                               0.45%
      Other Expenses(1)                                                    0.48%
      Total Annual Fund Operating Expenses                                 1.68%
      Acquired
       Fund Fees and Expenses(2)                                           0.41%
      Net Annual Fund and Underlying
       Funds' Operating Expenses                                           2.09%
                                                                           ====

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

(2) Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment company.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and (could do up to 8%)

      o     incur the same Fund operating expenses shown above

Your cost of investing in the Fund would be:


      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------
      $171             $530              $913              $1,987


Your actual costs may be higher or lower.

                      THE U.S. GOVERNMENT BOND FUND - FLXBX

INVESTMENT GOAL

The Fund seeks to maximize current income through investment in:

o securities which are issued, or guaranteed as to principal and interest, by the U.S. Government or any of its agencies or instrumentalities;

o repurchase agreements relating to any of the foregoing U.S. Government securities or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided no more than 20% of the Fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper; and

o investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody's or Standard & Poor's, or if unrated, determined by the Adviser to be of comparable quality, provided no more than 20% of the Fund's net assets will be invested in the foregoing securities.

MAIN STRATEGIES

Normally, the Fund invests at least 80% of the Fund's assets in U.S. Government debt securities. The Fund may invest in U.S. Treasuries; agency securities such as Ginnie Mae, Sallie Mae, Fannie Mae and Freddie Mac; and repurchase agreements involving these securities. The Fund may invest in U.S. Government securities having any maturity. Normally, the Fund will invest in intermediate and/or long-term U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive. The Fund will invest in short-term U.S. Government securities or money market securities when the Adviser believes the risk/reward relationship of the bond market is negative.

When analyzing the market for U.S. Government securities, the Adviser employs a quantitative model that includes the following indicators:

o Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.

o     Yield curve - yield levels of various maturities at a point in time.

o     Economic Indicators - economic growth, employment, and inflation.

The Fund may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes resulting from market conditions, in the value of securities held or intended to be held by the Fund.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government securities). The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities. These and other risks of investing in the Fund are set forth in "More About Risk." Other factors may affect the market price and yield of the Fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the Fund.

                                   PERFORMANCE

The bar chart shown below provides some indication of the risks of investing in The U.S. Government Bond Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

      [Plot points for bar chart]:


                           Year        Annual Total Return
                           ----        -------------------
                           1998           9.62%
                           1999           0.35%
                           2000           8.15%
                           2001           1.23%
                           2002          10.34%
                           2003          -4.43%
                           2004           1.64%
                           2005          -0.14%
                           2006           4.13%
                           2007           7.44%


      During the 10-year period shown in the bar chart, the highest return for a quarter was 9.90% (quarter ended September 30, 2002) and the lowest return for a quarter was -3.89% (quarter ended June 30, 2004).


Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past 5 Years   Past 10 Years
----------------------------------------------------------------------------------------
The U.S. Government Bond Fund Return
   Before Taxes                                  7.44%          1.65%          3.73%
The U.S. Government Bond Fund
   Return After Taxes on Distributions           5.29%          0.15%          2.27%
The U.S. Government Bond Fund
   Return After Taxes on Distributions and
   Sale of Fund Shares                           4.77%          0.43%          2.31%
The Lehman Brothers Intermediate - Term
Government/Credit Index(1)                       7.39%          4.06%          5.76%
The Morningstar Average General U.S.
Government Bond Fund Index(2)                    6.00%          3.09%          4.77%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)The Lehman Brothers Intermediate - Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brother Intermediate - Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(2)The Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average General U.S. Government Bond Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)


      Management Fees(1)                                                   0.40%
      Distribution and Service (12b-1) Fees                                0.40%
      Other Expenses(2)                                                    0.92%
      Total Annual Fund Operating Expenses                                 1.72%

(1) For the period January 1, 2007 through April 30, 2007, the Adviser voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the Fund's total annual operating expenses to 1.10% of average daily net assets. As of May 1, 2007, the Adviser voluntarily decreased that limit to 0.99% of average daily net assets. The Adviser may terminate this agreement at any time.

(2) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.


EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

      Your cost of investing in the Fund would be:

      1 Year           3 Years           5 Years           10 Years
      ------           -------           -------           --------

      $175             $542              $933              $2,030


Your actual costs may be higher or lower.

                          THE MONEY MARKET FUND - FFMXX

INVESTMENT GOAL

The Fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the Fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

The Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

o The Fund only buys securities that the Adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the Adviser's opinion.

o The Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

o Generally, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. Government securities.

o Generally, the Adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

The Fund will limit its purchases to U.S. Government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high-grade corporate obligations, funding agreements and repurchase agreements.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS

The Fund is subject to income risk, which is the possibility that the Fund's dividends or income will decline because of falling interest rates. The Fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

The bar chart below provides some indication of the risks of investing in The Money Market Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

      [Plot points for bar chart]:

                      The Money Market Fund - Retail Class


                           Year        Annual Total Return
                           ----        -------------------
                           1998           5.31%
                           1999           4.96%
                           2000           6.20%
                           2001           4.10%
                           2002           1.59%
                           2003           0.92%
                           2004           1.06%
                           2005           2.85%
                           2006           4.71%
                           2007           4.95%


      During the 10-year period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.20% (quarter ended June 30, 2004). The performance of other classes may vary from that shown above because of differences in expenses.


      The Money Market Fund - Retail Class of Shares' seven-day simple yield on December 31, 2007 was 4.48% and the seven-day compound yield on December 31, 2007 was 4.57%. To request the Fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

      The Money Market Fund - Institutional Class of Shares' seven-day simple yield on December 31, 2007 was 4.62% and the seven-day compound yield ended December 31, 2007 was 4.72%.

Average Annual Total Returns
(for the periods ended
December 31, 2007)                          Past One Year   Past 5 Years   Past 10 Years   Since Inception
----------------------------------------------------------------------------------------------------------
The Money Market Fund Retail Class              4.95%            2.88%         3.65%            5.02%(1)
The Lipper General Purpose
   Money Market Fund(2) Average                 4.49%            2.40%         3.17%            4.65%
----------------------------------------------------------------------------------------------------------

The Money Market Fund -
   Institutional Class                          5.09%             N/A           N/A             4.31%(3)
The iMoneyNet General Purpose
   Institutional Money Market Fund(4)Average    5.06%             N/A           N/A             4.24%


(1) Inception date: 3/27/85


(2) The Lipper General Purpose Money Market Fund Average includes a number of mutual funds grouped by investment objective. The Lipper General Purpose Money Market Fund Average takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees. An investor cannot invest directly in an index.

(3) Inception date: 12/28/04


(4) The iMoneyNet General Purpose Institutional Money Market Fund Average includes first-tier rated institutional money market funds and takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees. An investor cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other Funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)

                                                  Retail           Institutional
                                                  Class            Class
                                                  -----            -----

      Management Fees                             0.32%            0.32%
      Distribution (12b-1) Fees                   0.20%            0.03%
      Other Expenses(1)                           0.32%            0.32%
      Total Annual Fund Operating Expenses(2)     0.84%            0.67%


(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2007.

(2) The Adviser has agreed voluntarily to waive its fees and/or absorb expenses (exclusive of brokerage fees and commissions, taxes, interest and extraordinary or non-recurring expenses) to limit the Fund's total annual operating expenses for Retail Class shares to 0.48% and Institutional Class shares to 0.34%. The Adviser may terminate this agreement at any time.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:


                          1 Year          3 Years         5 Years       10 Years
                          ------          -------         -------       --------

Retail Class              $86             $268            $466          $1,037
Institutional Class       $68             $214            $373          $  835


Your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

The Muirfield Fund(R)

      The Fund may be appropriate if you:

      o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

      o     are seeking to diversify your portfolio

      o     are investing with a long-term horizon

      The Fund may not be appropriate if you:

      o     are investing to meet short-term financial goals

      o     are seeking to be invested in the stock market at all times

      o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

The Socially Responsible Utilities Fund

      The Fund may be appropriate if you:

      o are seeking to benefit from income and appreciation potentials in the various industries that constitute and serve the utility sector of the economy

      o     are looking to supplement your core equity holdings

      o     are a socially responsible investor

      The Fund may not be appropriate if you:

      o are unwilling to accept an investment that will go up and down in value

      o     are investing to meet short-term financial goals

      o     desire an investment that is diversified over several market sectors

The Quantex Fund(TM)

      The Fund may be appropriate if you:

      o     are investing with a long-term horizon

      o     are seeking to diversify your portfolio

      o     are seeking to be invested in the stock market at all times

      o are willing to accept higher short-term risk along with potentially higher long-term returns

      The Fund may not be appropriate if you:

      o are unwilling to accept an investment that will go up and down in value

      o     are investing to meet short-term financial goals

The Dynamic Growth Fund

      The Fund may be appropriate if you:

      o     are seeking long-term growth potential

      o     are seeking to be invested in the stock market at all times

      o     are seeking to diversify your portfolio

      o     are investing with a long-term horizon

      The Fund may not be appropriate if you:

      o     are investing to meet short-term financial goals

      o are unwilling to accept an investment that will go up and down in value

The Aggressive Growth Fund

      The Fund may be appropriate if you:

      o     are seeking long-term growth potential

      o are seeking to maximize returns from an aggressive growth strategy that is invested in the stock market at all times

      o     are seeking to diversify your portfolio

      o     are investing with a long-term horizon

      The Fund may not be appropriate if you:

      o     are investing to meet short-term financial goals

      o are unwilling to accept an investment that will go up and down in value

The Defensive Growth Fund

      The Fund may be appropriate if you:

      o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

      o     are seeking to diversify your portfolio

      o     are investing with a long-term horizon

      The Fund may not be appropriate if you:

      o     are investing to meet short-term financial goals

      o     are seeking to be invested in the stock market at all times

      o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

The Focused Growth Fund

      The Fund may be appropriate if you:

      o     are seeking long-term growth potential

      o     are seeking to be invested in the stock market at all times

      o     are seeking to diversify your portfolio

      o     are investing with a long-term horizon

      The Fund may not be appropriate if you:

      o     are investing to meet short-term financial goals

      o are unwilling to accept an investment that will go up and down in value

The U.S. Government Bond Fund

      The Fund may be appropriate if you:

      o     are seeking current income

      o     want to diversify your portfolio of common stock holdings

      o are seeking higher potential returns than money market investments provide and are willing to accept higher volatility than money market investments

      o     are investing with a relatively short-term horizon

      The Fund may not be appropriate if you:

      o     require maximum stability of principal

      o     are investing for a maximum return over a long-term horizon

The Money Market Fund (Retail and Institutional Classes)

      The Fund may be appropriate if you:

      o like to earn income at current money market rates while preserving the value of your investment

      o are looking for a short-term component of an asset allocation program

      o     characterize your investment outlook as "very conservative"

      o want to be able to move your money into stock or bond investments quickly and without penalty

      The Fund may not be appropriate if you:

      o     are investing for maximum return over a long-term horizon

                        MORE INFORMATION ABOUT THE FUNDS

The Muirfield Fund(R)

      How does the Fund pursue its investment goal?

      The Fund will seek to achieve its investment goal through asset allocation and mutual fund selection. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Fund will not invest in other funds of the Flex-funds family of funds.

      The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Fund.

      The Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds (mutual fund that has a portfolio matching that of a broad-based portfolio) with a portion of its assets.

      The Fund manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Fund. The Fund may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

      The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

      The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

      The Fund may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

      The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end Fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Socially Responsible Utilities Fund

      How does the Fund pursue its investment goal?

      The Fund seeks to achieve its goal by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.

      The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications, video distribution or sanitary services to the public and industry. Electricity and gas industries in which the Fund invests includes transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and GIC and SIC codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Fund will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB. The Fund will not invest more than 15% of its net assets in securities that are deemed to be illiquid.

      The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company's stock in an effort to ascertain the probabilities for future price change, based on market factors.

      Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

      The subadviser emphasizes quality in selecting investments for the Fund. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

      During periods when the subadviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high-grade corporate obligations and repurchase agreements. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous.

      The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

      The Fund, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

The Quantex Fund(TM)

      How does the Fund pursue its investment goal?

      Near the beginning of each calendar year, the Fund's portfolio is restructured. Through the use of the Fund's quantitative investment strategy, stocks are screened for inclusion or removal from the Fund's portfolio. Stocks in the Fund's portfolio whose value has grown or fallen out of the predetermined market capitalization range are sold. Meanwhile, the new stocks that are added to the Fund's portfolio each year are typically undervalued stocks that may have experienced recent declines, are currently out of favor, and have fallen into the pre-determined capitalization range of the Fund's portfolio. The Fund's portfolio is then restructured to create an equally-weighted portfolio of equity securities.

      The securities purchased or held by the Fund at the beginning of each year will generally remain in the Fund's portfolio for the remainder of that calendar year, except in those cases where the security is the subject of a merger, acquisition, spin-off or similar event. Therefore, portfolio turnover remains relatively low throughout the year, with the exception of the annual restructuring at the beginning of every year.

      The Fund may also invest its assets in other types of equity securities, including index-based investments (IBIs), exchange-traded funds (ETFs), and stock index futures contracts, as a means of providing adequate liquidity and maintaining a fully-invested position in equity securities at all times.

      The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

      The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Dynamic Growth Fund

      How does the Fund pursue its investment goal?

      The underlying funds in which the Fund invests will consist of mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), and that seek capital growth or appreciation, without regard to current income. The Fund will not invest in other funds of the Flex-funds family of funds.

      Investment decisions by the investment advisers of the underlying funds are made independently of a portfolio and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

      The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A portfolio may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund.

      The Fund may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of an open-ended mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

      The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end Fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

      The Fund may invest in common stocks directly. Common stock has great potential for appreciation but generally carries a higher risk of volatility than most mutual funds.

      Normally, the Fund invests in the following types of mutual funds: aggressive growth, growth, small capitalization, specialty and industry sector funds. In addition, the Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds with a portion of its assets. An index fund mutual fund has a portfolio that corresponds with the portfolio of a broad-based portfolio, for example, the S&P 500 Index. The Fund may also invest in underlying funds holding foreign securities. The Adviser will vary the proportion of each type of underlying fund based on the mix of such funds that may, in the Adviser's view, be most likely to achieve the Fund's investment goals.

      The Adviser selects underlying funds in which to invest based in part on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative, and risk-adjusted). The Adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Many funds in which the Fund invests may not share the same investment goal and investment limitations as the Fund.

      The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

      The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Aggressive Growth Fund, The Defensive Growth Fund and The Focused Growth
Fund

      How do the Funds pursue their investment goals?

      As mentioned above, the Funds pursue their investment goals by investing in Underlying ETFs. The Defensive Growth Fund may also invest up to 100% of its assets in investment grade bonds, money market instruments, and/or Underlying ETFs that invest in fixed income securities as a defensive tactic. The Aggressive Growth Fund and The Focused Growth Fund normally will be fully invested in Underlying ETFs that invest in equity securities, except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of Underlying ETFs or to meet anticipated redemptions.

      The Funds may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

      The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Funds purchase will ever decrease. In fact, it is possible that this market discount may increase, and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds' shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

      The Funds may invest in common stocks directly. The Funds may also invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Funds. The Funds may also invest in options on ETFs.

      As mentioned above, under normal conditions, the Adviser intends periodically to reallocate its investments in the Underlying ETFs. This process may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Fund. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

      Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

      A more complete description of the risks associated with the investment practices of the Underlying ETFs is provided under "Investment Policies and Related Matters - The Underlying ETFs" in the Funds' Statement of Additional Information.

The U.S. Government Bond Fund

      How does the Fund pursue its investment goal?

      Under normal circumstances, at least 80% of the Fund's net assets will be invested in U.S. Government debt securities.

      The U.S. Government securities in which the Fund invests are either issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities are limited to:

      o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

      o notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and

      o repurchase agreements relating to any of the foregoing U.S. Government securities or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided no more than 20% of the Fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper.

      o investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody's or Standard & Poor's, or if unrated, determined by adviser to be comparable quality, provided no more than 20% of the Fund's net assets will be invested in the foregoing securities.

      Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. However, certain instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

      o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

      o discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

      o     the credit of the agency or instrumentality.

      The Fund will invest in U.S. Government securities of varying maturities. Normally, the Fund will invest in intermediate and/or long-term year U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive.

      If the Adviser believes the risk/reward relationship of the bond market is negative, the Fund will invest in short-term U.S. Government securities or money market securities.

      The Fund's Adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. Government securities. The Fund's Adviser believes the appropriate way to benefit from anticipated downward shifts in interest rates is to be invested in longer term maturities. To determine the maturity of U.S. Government securities to purchase, the Adviser monitors the following indicators:

            o Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.

            o Yield curve - yield levels of various maturities at a point in time.

            o Economic Indicators - economic growth, employment, and inflation

The Money Market Fund

      The Money Market Fund is a multiple class fund with two classes of shares
      - Retail Class and Institutional Class. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Persons entitled to receive compensation for selling or promoting the Fund's shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the differing classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

      How does the Fund pursue its investment goal?

      The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Fund will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

      The Fund may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Fund may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. Government or U.S. Government agency obligations.

                             WHO MANAGES THE FUNDS?

The Board. The Board of Trustees oversees the management of The Flex-funds' trust and elects its officers. The officers are responsible for the Funds day-to-day operations. Information concerning the trustees and officers of the Funds appears in the Statement of Additional Information.


Investment Adviser. Meeder Asset Management, Inc. ("Meeder") serves as investment adviser to the Funds. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 2007, Meeder and its affiliates managed approximately $1.09 billion in assets. Meeder has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.


Pursuant to an investment advisory contract between Meeder and the Trust, Meeder manages both the investment operations of the Funds and the composition of their portfolios, including the purchase, retention, disposition and loan of securities. This investment advisory contract is subject to the supervision of the Board of Trustees and executed in conformity with the stated objective and policies of the Funds. In connection therewith, Meeder is obligated to keep certain books and records of the Funds. Meeder also administers the corporate affairs of the Funds, and in connection therewith, furnishes office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Huntington National Bank, the portfolio's custodian, and Mutual Funds Service Co., the Funds' transfer and disbursing agent, fund accounting agent and administrator. Mutual Funds Service Co. is an affiliate of Meeder.

Investment Subadviser - The Socially Responsible Utilities Fund


Subject to the supervision of the Adviser, Miller/Howard Investments, Inc. ("Miller/Howard"), The Socially Responsible Utilities Fund subadviser, makes investment decisions for the Fund. Meeder continues to have responsibility for all investment advisory services provided to the Fund and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2007, Miller/Howard managed approximately $1.05 billion in assets. Miller/Howard has its principal offices at 324 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.


Portfolio Managers

The individuals primarily responsible for the management of each of the Funds are listed below:


A team of persons employed by Meeder Asset Management, Inc. will be jointly and primarily responsible for the day-to-day management of The Muirfield Fund(R), The Quantex Fund(TM), The Dynamic Growth Fund, The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund. The investment management team consists of Jeff Liu, Robert S. Meeder, Jr., Dale Smith and Robert Techentin.

Mr. Liu is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since February 2008. Mr. Liu brings over 11 years of investment industry experience to Meeder Asset Management, with previous positions as a financial advisor at Merrill Lynch/Advest from 2002 to 2006 and as an Investment Analyst with The Garlikov Companies from 2006 to 2008. Mr. Liu has been a member of the team managing the Fund since February 2008.


Mr. Meeder brings over 25 years of investment industry experience to Meeder Asset Management, Inc.. Mr. Meeder has been President of Meeder Asset Management, Inc. since 1991 and has been a member of the team managing the Funds since August of 2005. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Meeder Asset Management, Inc. organization.

Mr. Smith has been associated with Meeder Asset Management as the Chief Financial Officer and Chief Investment Officer since March 2005. Mr. Smith brings 23 years of financial services experience to Meeder Asset Management, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999. Mr. Smith has been a member of the team managing the Fund since August 2005.

Mr. Techentin is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since August 2006. Mr. Techentin brings 14 years of investment industry experience to Meeder Asset Management, with his previous positions as Portfolio Manager at H&R Block from 1993 to 2001, Financial Representative at Northwestern Mutual Life Insurance Company from 2002 to 2005 and as a Financial Consultant at Charles Schwab & Co. from 2005 to 2006. Mr. Techentin has been a member of the team managing the Fund since August 2006.

The Socially Responsible Utilities Fund. The portfolio manager responsible for The Socially Responsible Utilities Fund's investment decisions is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the Fund. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the Fund since its inception in 1995.

The Statements of Additional Information for the Funds provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.


Management Fees. During the calendar year ended December 31, 2007, the Funds paid management fees totaling the following:

                                                    Management Fee as Percentage
      Fund                                          of Average Daily Net Assets
      ----                                          ----------------------------

      The Muirfield Fund(R)                                    0.99%
      The Socially Responsible Utilities Fund                  1.00%
      The Quantex Fund(TM)                                     0.75%(1)
      The Dynamic Growth Fund                                  0.75%
      The Aggressive Growth Fund                               0.75%
      The Defensive Growth Fund                                0.75%
      The Focused Growth Fund                                  0.75%
      The U.S. Government Bond Fund                           (0.17)%(2)
      The Money Market Fund                                    0.19%(3)

(1) The Adviser has contractually agreed to reduce its management fee by 0.25%. The Adviser may terminate this agreement after April 30, 2009.

(2) For the period January 1, 2007 through April 30, 2007, the Adviser voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the Fund's total annual operating expenses to 1.10% of average daily net assets. As of May 1, 2007, the Adviser voluntarily decreased that limit to 0.99% of average daily net assets. The Adviser may terminate this agreement at any time.

(3) The Adviser has agreed voluntarily to waive its fees and/or absorb expenses (exclusive of brokerage fees and commissions, taxes, interest and extraordinary or non-recurring expenses) to limit the Fund's total annual operating expenses for Retail Class shares to 0.48% and Institutional Class shares to 0.34%. The Adviser may terminate this agreement at any time.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds will be available in the Funds' annual report to shareholders for the period from September 1, 2007 through September 30, 2008.



For more information about management fees, see "Investment Adviser" in the Statement of Additional Information.

                               PORTFOLIO HOLDINGS


      The Flex-funds' complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th day of the following calendar month, or the first business day thereafter. For certain Flex-funds mutual funds, only limited portfolio information may be disclosed on the website (e.g., only top ten holdings) instead of a complete list of holdings. This holdings information generally remains accessible at least until The Flex-funds files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current. The holdings information may change on a quarterly basis and will be updated on The Flex-funds website accordingly. The Flex-funds' Statement of Additional Information includes a more detailed description of The Flex-funds' policies and procedures with respect to the disclosure of The Flex-funds' portfolio holdings.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS
                              THE QUANTEX FUND(TM)

      The Quantex Fund(TM) was formerly known as The Highlands Growth Fund. As of April 30, 2005, the Fund name was changed to The Quantex Fund(TM) and the investment strategy was changed to be substantially similar to the investment strategy and management of The Meeder Asset Management, Inc. Small and Mid-capitalization Account Composite ("SMID"), whose performance is shown on the following page. Now that there has been a full calendar year of performance for The Quantex Fund(TM), solely with its new investment strategy, we have provided just the performance of the SMID for periods prior to 2006 for review on the following page.

      Purpose of Past Performance. The performance information below is provided to show the past performance of the Adviser in managing substantially similar accounts to The Quantex Fund(TM), and to measure the past performance against market indexes, the Standard & Poor's 400 Mid-Cap Index and the Russell 2000 Index.

      What Past Performance Does Not Represent. The past performance shown below does not represent the future or present performance of The Quantex Fund(TM). You should not consider the past performance shown below as an indication of the future performance of The Quantex Fund(TM).

      Similar Accounts. Since May 2006, an investment team has served as the Adviser's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Quantex Fund(TM). Substantially all of the assets of these privately managed accounts have invested in stocks.

      Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The Adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of The Quantex Fund(TM). Cash and equivalents are included in performance returns. The yearly returns of the Adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by compounding the composite returns of each quarter within the calendar year.


      Differences in Regulation. The private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which The Quantex Fund(TM) are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Quantex Fund(TM) by federal securities laws. The performance results of the private accounts may have been adversely affected, if they were subject to the same expenses and regulatory restrictions as The Quantex Fund(TM).


      The investment results of the Adviser's composite presented below are unaudited and not intended to predict the returns that might be experienced by investing in The Quantex Fund(TM). You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance primarily due to the fact that mutual funds are subject to different types of expenses than composites of private accounts. This difference in expenses to which mutual funds and composites of private accounts are subject could result in different performance returns.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

              MEEDER ASSET
              MANAGEMENT, INC.
              SMALL AND MID-
              CAPITALIZATION
              ACCOUNTS            STANDARD & POOR'S       RUSSELL
YEAR          COMPOSITE           400 MID-CAP INDEX(1)    2000 INDEX(2)
----          ----------------    --------------------    -------------

1990               -22.44%              -5.02%              -19.43%
1991                36.51%              50.09%               46.06%
1992                21.56%              11.91%               18.43%
1993                13.36%              13.95%               18.89%
1994                 1.43%              -3.56%               -1.79%
1995                21.29%              30.91%               28.45%
1996                19.49%              19.20%               16.51%
1997                24.64%              32.26%               22.38%
1998                 1.16%              19.27%               -2.51%
1999                14.84%              14.74%               21.27%
2000                 6.50%              17.52%               -2.91%
2001                12.25%              -0.55%                2.57%
2002               -17.68%             -14.49%              -20.46%
2003                64.24%              35.62%               47.27%
2004                18.95%              16.48%               18.35%
2005                 0.61%              12.55%                4.55%


(1) The Standard & Poor's 400 Mid-Cap Index is an unmanaged index of common stock prices of mid-capitalization companies. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. An investor cannot invest directly in an index.

(2) The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. An investor cannot invest directly in an index.


                           HOW IS THE TRUST ORGANIZED?

      Each Fund is a no-load, open-end management investment company that is a series of The Flex-funds trust (the "Trust").


      The Board of Trustees of the Trust oversees the Funds' activities. The board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the Funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the Adviser) appoints the Fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the Adviser.

      The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). A shareholder meeting for the purpose of removing board members may be called by a vote of 10% of the outstanding shares of the Trust.

Funds' Trades


      As long as the Adviser or Subadviser believes a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may also consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a Fund to reduce its expenses.


Diversification

      All of the Funds are diversified, which means each Fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Money Market Fund), invest more than 5% of its assets in the securities of one company.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

How Does a Fund Earn Income and Gains?

      A Fund may earn dividends and interest (a Fund's "income") on its investments. When a Fund sells a security for a price that is higher than it paid, it has a gain. When a Fund sells a security for a price that is lower than it paid, it has a loss. If a Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if a Fund has a net gain (a Fund's "gain"), that gain will generally be distributed to you.

Taxation of a Fund's Investments


      A Fund invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Funds pay to you. These special tax rules are discussed in the Statement of Additional Information.


      Taxation of a Fund. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains that it distributes to you.

      Foreign Taxes. Foreign governments may impose taxes on the income and gains from a Fund's investments in foreign securities. These taxes will reduce the amount of the Fund's distributions to you.

Taxation of Shareholders

What is a Distribution?

      As a shareholder, you will receive your share of a Fund's income and gains on its investments in stocks and other securities. The Fund's income and short-term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the Funds are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The Socially Responsible Utilities Fund, The U.S. Government Bond and The Money Market Fund pay dividends from their net investment income on a monthly basis. The Muirfield Fund(R), The Quantex Fund(TM), The Aggressive Growth Fund, The Dynamic Growth Fund, The Defensive Growth Fund and The Focused Growth Fund pay dividends from their net investment income on a quarterly basis. All Funds distribute capital gains, if any, annually.

      Distributions. Distributions from a Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

      Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. Special rules apply to payouts from Roth and Education IRAs.

      Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.


      Buying a Dividend. Purchasing Fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund shares. The risk in buying a dividend is that the Funds may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred in the Fund.

      Dividend Reinvestments. Most investors have their dividends reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your dividends will be reinvested. Dividend distributions of less than $10 will automatically be reinvested in the Fund.


Redemptions and Exchanges

      What is a Redemption?

      A redemption is a sale by you to a Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a Fund for shares of another Flex-funds' Fund is treated as a redemption of Fund shares and then a purchase of shares of the other Flex-funds' Fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

      If you redeem your shares or if you exchange your shares in a Fund for shares in another Flex-funds' Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a Fund will be disallowed by the IRS if you purchase other shares in that Fund within 30 days before or after your redemption or exchange.

      U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

      State Taxes. Ordinary dividends and capital gain distributions that you receive from the Funds, and gains arising from redemptions or exchanges of your Funds shares will generally be subject to state and local income tax. The holding of Funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Funds.

      In-Kind Distributions. The Flex-funds has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash) in the event of an emergency or when, in the opinion of a Flex-funds' Fund or Meeder, payment in cash would be harmful to existing shareholders. In the event the Fund makes an in kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.

      Federal Backup Withholding. By law, the Funds must withhold 28% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 28% of your distributions if you are otherwise subject to backup withholding.


Annual Fund Operating Expenses. The SEC now requires all mutual funds that invest in shares of one or more acquired funds to add a subcaption to the "Annual Fund Operating Expense" portion of the Fund Prospectus. The calculation includes all fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired underlying funds. In the Prospectus, these expenses have been labeled as "Acquired Fund Fees and Expenses" and "Net Annual Fund and Underlying Fund's Operating Expense." This new disclosure pertains to The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund, The Muirfield Fund(R) and The Dynamic Growth Fund.


                              FINANCIAL HIGHLIGHTS


      The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or, if shorter, the period of the Funds' operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 have been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the year ended December 31, 2003 had been audited by another independent accounting firm.

                      THE MUIRFIELD FUND(R)(1)(2)(3)(4)(5)
                      ------------------------------------

                                                               2007           2006           2005            2004           2003
                                                             --------       --------       --------        --------       --------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   5.81       $   5.15       $   5.11        $   4.79       $   3.76
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.18           0.04           0.07            0.01          (0.04)
Net gains (losses) on securities, futures and options
   (both realized and unrealized)                                0.23           0.66           0.04            0.32           1.07
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.41           0.70           0.11            0.33           1.03
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.20)         (0.04)         (0.07)          (0.01)          0.00
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.20)         (0.04)         (0.07)          (0.01)          0.00
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   6.02       $   5.81       $   5.15        $   5.11       $   4.79
----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)             7.02%         13.62%          2.13%           6.80%         27.39%

Ratios/Supplemental Data
Net assets, End of Period ($000)                             $ 50,374       $ 53,227       $ 78,181        $ 69,656       $ 58,524
Ratio of Net Expenses to Average Net Assets                      1.38%          1.45%          1.42%           1.26%          1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets      3.01%          0.65%          1.36%           0.12%         (1.06%)
Ratio of Expenses to Average Net Assets after Reductions,
Excluding Expenses Paid Indirectly                               1.52%          1.56%          1.53%           1.45%          1.47%
Ratio of Expenses to Average Net Assets Before Reductions        1.88%          1.85%          1.76%           1.70%          1.60%
Portfolio Turnover Rate                                           144%           131%           145%            145%           252%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.


(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.


(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

                  THE SOCIALLY RESPONSIBLE UTILITIES FUND(1)(2)
                  ---------------------------------------------
               (Formerly known as The Total Return Utilities Fund)
               ---------------------------------------------------


                                                               2007           2006           2005            2004            2003
                                                             --------       --------       --------        --------        --------
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  22.23       $  19.03       $  16.51        $  14.29        $  12.66
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.14           0.15           0.24            0.32            0.29
Net gains (losses) on securities, futures, and
   options (both realized and unrealized)                        3.91           3.20           2.52            2.22            1.63
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 4.05           3.35           2.76            2.54            1.92
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.14)         (0.15)         (0.24)          (0.32)          (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.14)         (0.15)         (0.24)          (0.32)          (0.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  26.14       $  22.23       $  19.03        $  16.51        $  14.29
-----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)            18.24%         17.68%         16.80%          18.01%          15.46%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 27,333       $ 23,969       $ 22,644        $ 28,447        $ 21,038
Ratio of Net Expenses to Average Net Assets                      1.90%          2.05%          2.03%           1.91%           1.92%
Ratio of Net Investment Income  (Loss) to Average Net
   Assets                                                        0.57%          0.74%          1.32%           2.21%           2.25%
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.90%          2.05%          2.05%           1.91%           1.94%
Ratio of expenses to Average Net Assets before
   Reductions                                                    2.10%          2.18%          2.19%           1.99%           1.94%
Portfolio Turnover Rate                                            50%            27%            28%             38%             41%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

                           THE QUANTEX FUND(TM)(1)(2)
                           --------------------------

                                                               2007           2006           2005            2004           2003
                                                             --------       --------       --------        --------       --------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  19.86        $  17.09       $  15.95        $  14.82      $  11.65
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.16           0.08           0.01            0.00          (0.01)
Net gains (losses) on securities, futures, and
   options (both realized and unrealized)                       (1.54)          2.77           1.14            1.13           3.18
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                (1.38)          2.85           1.15            1.13           3.17
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.16)         (0.08)         (0.01)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.16)         (0.08)         (0.01)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  18.32       $  19.86       $  17.09        $  15.95       $  14.82
----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)            (7.00%)        16.67%          7.21%           7.62%         27.21%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 17,450       $ 20,074       $ 17,114        $ 18,853       $ 19,968
Ratio of Net Expenses to Average Net Assets                      1.56%          1.66%          1.75%           1.73%          1.84%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                        0.76%          0.47%          0.06%           0.00%         (0.11%)
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.56%          1.66%          1.78%           1.77%          1.84%
Ratio of Expenses to Average Net Assets Before
   Reductions                                                    2.09%          2.25%          2.19%           2.06%          1.91%
Portfolio Turnover Rate                                            56%            30%           171%            253%           140%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding, portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

                     THE DYNAMIC GROWTH FUND(1)(2)(3)(4)(5)
                     --------------------------------------

                                                               2007           2006           2005            2004           2003
                                                             --------       --------       --------        --------       --------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   9.56       $   8.28       $   7.94        $   7.67       $   5.58
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.29           0.04           0.06           (0.04)         (0.06)
Net gains (losses) on securities, futures and options
   (both realized and unrealized)                                0.38           1.28           0.34            0.31           2.15
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.67           1.32           0.40            0.27           2.09
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.30)         (0.04)         (0.06)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
From Net Capital Gains                                          (0.69)          0.00           0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.99)         (0.04)         (0.06)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   9.24       $   9.56       $   8.28        $   7.94       $   7.67
----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)             7.06%         15.96%          5.08%           3.52%         37.46%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 19,115       $ 21,566       $ 31,943        $ 24,862       $ 21,024
Ratio of Net Expenses to Average Net Assets                      1.32%          1.42%          1.41%           1.20%          1.22%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                        2.94%          0.42%          0.87%          (0.48%)        (0.84%)
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.46%          1.55%          1.58%           1.41%          1.27%
Ratio of Expenses to Average Net Assets before
   Reductions                                                    1.86%          1.86%          1.84%           1.70%          1.60%
Portfolio Turnover Rate                                           150%           123%           202%            174%           250%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

                    THE AGGRESSIVE GROWTH FUND(1)(2)(3)(4)(5)
                    -----------------------------------------

                                                               2007           2006           2005            2004           2003
                                                             --------       --------       --------        --------       --------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   8.13       $   7.19       $   6.83        $   6.65       $   4.79
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.04           0.03           0.02           (0.03)         (0.05)
Net gains (losses) on securities, futures and
   options (both realized and unrealized)                        0.46           0.94           0.36            0.21           1.91
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 0.50           0.97           0.38            0.18           1.86
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.04)         (0.03)         (0.02)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.04)         (0.03)         (0.02)           0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   8.59       $   8.13       $   7.19        $   6.83       $   6.65
----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)             6.14%         13.54%          5.62%           2.71%         38.83%

Ratios/Supplemental Data
Net assets, End of Period ($000)                             $ 28,841       $ 21,554       $ 11,639        $ 10,773       $  9,122
Ratio of Net Expenses to Average Net Assets                      1.70%          1.80%          1.88%           1.64%          1.39%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                    0.49%          0.51%          0.35%          (0.41%)        (0.85%)
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.70%          1.81%          2.03%           1.80%          1.44%
Ratio of Expenses to Average Net Assets Before
   Reductions                                                    1.83%          1.98%          2.30%           2.07%          1.99%
Portfolio turnover rate                                           170%           200%           181%            264%           255%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) Ratio of net expenses to average net asset, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.

                       THE U.S. GOVERNMENT BOND FUND(1)(2)
                       -----------------------------------

                                                               2007           2006           2005            2004           2003
                                                             --------       --------       --------        --------       --------
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  20.30       $  20.22       $  20.82        $  21.00       $  22.79
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.73           0.68           0.73            0.52           0.35
Net gains (losses) on securities, futures, and options
   (both realized and unrealized)                                0.72           0.14          (0.76)          (0.18)         (1.35)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 1.45           0.82          (0.03)           0.34          (1.00)
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (1.17)         (0.74)         (0.57)          (0.52)         (0.35)
From Net Capital Gains                                           0.00           0.00           0.00            0.00          (0.44)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (1.17)         (0.74)         (0.57)          (0.52)         (0.79)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  20.58       $  20.30       $  20.22        $  20.82       $  21.00
----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of Distributions)             7.44%          4.13%         (0.14%)          1.64%         (4.43%)

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 13,769       $  7,118       $  6,324        $  9,316       $ 10,840
Ratio of Net Expenses to Average Net Assets                      1.01%          1.10%          1.10%           1.10%          1.10%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                        3.92%          3.59%          2.75%           2.49%          1.59%
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.01%          1.10%          1.10%           1.10%          1.10%
Ratio of Expenses to Average Net Assets Before
   Reductions                                                    1.72%          2.22%          2.02%           1.58%          1.24%
Portfolio Turnover Rate                                            88%           106%           159%            352%           568%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

(2) During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

                     THE MONEY MARKET FUND - RETAIL CLASS(1)
                     ---------------------------------------

                                                               2007           2006           2005            2004            2003
                                                             --------       --------       --------        --------        --------
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   1.00       $   1.00       $   1.00        $   1.00        $   1.00
-----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                           0.048          0.046          0.028           0.011           0.009
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.048          0.046          0.028           0.011           0.009
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                     (0.048)        (0.046)        (0.028)         (0.011)         (0.009)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.048)        (0.046)        (0.028)         (0.011)         (0.009)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   1.00       $   1.00       $   1.00        $   1.00        $   1.00
-----------------------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of
   Distributions)                                                4.95%          4.71%          2.85%           1.06%           0.92%

Ratios/Supplemental Data
Net assets, End of Period ($000)                             $195,479       $159,641       $129,200        $148,650        $165,607
Ratio of Net Expenses to Average Net Assets                      0.48%          0.48%          0.47%           0.46%           0.43%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                            4.83%          4.64%          2.79%           1.04%           0.92%
Ratio of Expenses to Average Net Assets
   after Reductions, Excluding Expenses Paid
   Indirectly                                                    0.48%          0.48%          0.47%           0.46%           0.43%
Ratio of Expenses to Average Net Assets
   Before Reductions                                             0.84%          0.87%          0.89%           0.84%           0.82%

(1) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, and ratio of average net assets after reductions, excluding expenses paid indirectly, reflect reductions in corresponding portfolio, if applicable.

                THE MONEY MARKET FUND - INSTITUTIONAL CLASS(1)(2)
                -------------------------------------------------

                                                               2007           2006           2005           2004*
                                                             --------       --------       --------       --------
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   1.00       $   1.00       $   1.00       $   1.00
------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                           0.050          0.048          0.030          0.000**
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                0.050          0.048          0.030          0.000
------------------------------------------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                     (0.050)        (0.048)        (0.030)         0.000**
------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.050)        (0.048)        (0.030)         0.000
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   1.00       $   1.00       $   1.00       $   1.00
------------------------------------------------------------------------------------------------------------------

Total Return (Assumes Reinvestment
   of Distributions)                                             5.09%          4.86%          2.99%          0.02%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 20,333       $ 24,118       $ 21,083       $ 30,310
Ratio of Net Expenses to Average Net
   Assets                                                        0.34%          0.34%          0.33%          0.33%
Ratio of Net Investment Income
   (Loss) to Average Net Assets                                  4.98%          4.76%          2.93%          1.96%
Ratio of Expenses to the Average Net
   Assets after Reductions, Excluding
   Expenses Paid Indirectly                                      0.34%          0.34%          0.33%          0.33%
Ratio of Expenses to Average Net
   Assets Before Reductions                                      0.67%          0.71%          0.71%          0.67%

(1) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(2)Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

* Commenced operations on December 28, 2004.

** Actual amounts were less than one-tenth of a cent.

                  THE DEFENSIVE GROWTH FUND(1)(2)(3)(4)
                  ---------------------------------------------

                                                               2007          2006*
                                                             --------      --------
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  10.51      $  10.00
-----------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.07          0.07
-----------------------------------------------------------------------------------
Net gains (losses) on securities, futures, and
   options (both realized and unrealized)                        0.45          0.51
-----------------------------------------------------------------------------------
Total from Investment Operations                                 0.52          0.58
-----------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.07)        (0.07)
-----------------------------------------------------------------------------------
From Net Capital Gains                                          (0.50)         0.00
-----------------------------------------------------------------------------------
Total Distributions                                             (0.57)        (0.07)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  10.46      $  10.51
-----------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of
   Distributions)                                                5.03%         5.84%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 74,290      $ 42,489
Ratio of Net Expenses to Average Net Assets                      1.56%         1.72%
Ratio of Net Investment Income (Loss) to average
   Net Assets                                                    0.79%         1.20%
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.56%         1.72%
Ratio of Expenses to Average Net Assets Before
   Reductions                                                    1.66%         1.81%
Portfolio Turnover Rate                                           137%          105%

(1) Ratio of net expenses to average net asset, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(2) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(4) Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.

* Commenced Operations January 31, 2006.

                   THE FOCUSED GROWTH FUND(1)(2)(3)(4)
                   -------------------------------------------

                                                               2007          2006*
                                                             --------      --------
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $  10.73      $  10.00
-----------------------------------------------------------------------------------

Income from Investment Operations
Net Investment Income                                            0.08          0.06
-----------------------------------------------------------------------------------
Net gains (losses) on securities, futures, and
   options (both realized and unrealized)                        0.46          0.73
-----------------------------------------------------------------------------------
Total from Investment Operations                                 0.54          0.79
-----------------------------------------------------------------------------------

Less Distributions
From Net Investment Income                                      (0.07)        (0.06)
-----------------------------------------------------------------------------------
From Net Capital Gains                                          (0.62)         0.00
-----------------------------------------------------------------------------------
Total Distributions                                             (0.69)        (0.06)
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Net Asset Value, End of Period                               $  10.58      $  10.73
-----------------------------------------------------------------------------------

Total Return (Assumes Reinvestment of
   Distributions)                                                5.08%         7.91%

Ratios/Supplemental Data
Net Assets, End of Period ($000)                             $ 63,785      $ 36,533
Ratio of Net Expenses to Average Net Assets                      1.58%         1.75%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                    0.75%         0.94%
Ratio of Expenses to Average Net Assets after
   Reductions, Excluding Expenses Paid Indirectly                1.58%         1.75%
Ratio of Expenses to Average Net Assets Before
   Reductions                                                    1.68%         1.84%
Portfolio Turnover Rate                                           134%           92%

(1) Ratio of net expenses to average net asset, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

(2) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3) Total return and portfolio turnover rate are not annualized for periods of less than one full year.

(4)Ratio of net expenses to average net assets, ratio of net investment income
(loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets after before reductions are annualized for periods of less than one full year.

* Commenced Operations January 31, 2006

                               SHAREHOLDER MANUAL

                                How To Buy Shares

Shares are offered continuously and sold without a sales charge. Shares of The Muirfield(R), Socially Responsible Utilities, Quantex(TM), Dynamic Growth, Aggressive Growth, Defensive Growth and Focused Growth Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the Funds' transfer agent, or an authorized agent of the Funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the Fund's transfer agent or the Fund's authorized agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

Investment Options - The Money Market Fund


The Money Market Fund offers two classes of shares, the Retail Class of shares or Institutional Class of shares of The Money Market Fund. Although your money will be invested in the same way no matter which class of shares you buy, there are differences among the expenses for each class and their minimum purchase amounts.


The following table shows the key features of each class:

---------------------------------------------------------------------------------------------------------
                                                 Retail Class                  Institutional Class
---------------------------------------------------------------------------------------------------------
Special Sales Charge                  No. Entire purchase price is        No. Entire purchase price is
                                      invested in shares of the Fund.     invested in shares of the Fund.
---------------------------------------------------------------------------------------------------------
Deferred Sales Charge                 None.                               None.
---------------------------------------------------------------------------------------------------------
Distribution and/or Shareholder       Yes.  0.20%                         Yes.  0.03%
Service Fee
---------------------------------------------------------------------------------------------------------
Minimum Purchase Amount               $2,500                              $1,000,000
---------------------------------------------------------------------------------------------------------

Minimum Investment. The minimum investment to open an account in the Money Market Fund - Retail Class is $2,500 except an Individual Retirement Account
(IRA) which has a $500 minimum. The minimum investment to open an account in the Money Market Fund - Institutional Class is $1,000,000. Subsequent investments in any account may be made in amounts of at least $100.

Opening an Account. You may open an account by mail or bank wire as follows:


      By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Flex-funds must accompany the New Account Application. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular Fund(s) specified on the application and should be mailed to the following address: The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017.


      By Bank Wire: If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one Fund. Have your bank wire federal funds to:

            The Huntington National Bank
            ABA #: 044000024
            DDA Name: Flex-funds Activity Account
            DDA #: 01892236997
            Attn: (Include the Name of the Fund that the Purchase is Made
                  Payable to)
            Account Name: (Shareholder Name)
            For Account #: (Shareholder A/C #)

On new accounts, a completed application must be sent to The Flex-funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A Fund will not permit a purchase of Fund shares until it receives the New Account Application in good order.

We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we will not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Subsequent Investments. Subsequent investments in an existing account in any Fund may be made by mailing a check payable to The Flex-funds. Please include your account number on the check and an investment breakdown of how you want your investment allocated and mail those items to the following address:

            The Flex-funds
            L-2569
            Columbus, OH 43260-2569

Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

When Purchases Are Effective. New Account Applications for The Muirfield(R), Socially Responsible Utilities, Quantex(TM), Dynamic Growth, Aggressive Growth, Defensive Growth, Focused Growth and U.S. Government Bond Funds, when in good order and accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Quantex Fund(TM) is due within three business days, whereas payment for shares purchased in The Muirfield(R), Socially Responsible Utilities, Aggressive Growth, Defensive Growth, Focused Growth and Dynamic Growth Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.


New Account Applications in good order and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the Fund prior to 12:00 p.m., Eastern time on a business day, begin earning dividends that day, provided that payment in the federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 12:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

The Funds may limit the amount of purchases and refuse to sell shares to any person. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds in U.S. dollars and drawn on a U.S. bank. The Funds reserve the right to refuse any specific purchase order for any reason.


If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you $15 for each check that is dishonored. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his Funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy or sell shares of the Funds through a processing organization (broker-dealer, bank or other financial institution). When shares are purchased this way, the intermediary may be the shareholder of record of the shares. These intermediaries may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. If you are purchasing shares of a Fund through a program of services offered or administered by a processing organization, you should read the program materials of such processing organization in conjunction with this Prospectus.


Certain financial institutions that have entered into sales agreements and Rule 22c-2 Agreements (where applicable) with the Funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield(R), Socially Responsible Utilities, Dynamic Growth, Aggressive Growth, Defensive Growth, Focused Growth and U.S. Government Bond Funds. Payment is due no later than the Fund's pricing time on the following business day. In the Quantex Fund(TM), payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to noon, Eastern time, begin earning dividends that day, provided The Huntington National Bank, the Custodian for the Fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution placing the purchase order could be held liable for any loss incurred by a Fund.


                                Distribution Fees

      Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of Fund assets certain expenses relating to the sale and distribution of their shares. Each of the Funds has an adopted 12b-1 plan. The Muirfield Fund(R), The Quantex Fund(TM), The U.S. Government Bond Fund and The Money Market Fund - Retail Class each pay an annual fee of up to 0.20% of Fund assets for distribution services. The Socially Responsible Utilities Fund, The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund and The Dynamic Growth Fund each pays an annual fee of up to 0.25% of Fund assets for distribution services. The Money Market Fund - Institutional Class pays an annual fee of up to 0.03% of the assets in the class for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include, but is not limited to, securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

      In addition, each of the Funds, except for the Money Market Fund, has adopted an administrative services plan. Under these plans, shares of these Funds bear a service fee of up to 0.20% of Fund assets per year. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms", for providing services to Fund shareholders and maintaining shareholder accounts.

      Because these 12b-1 and service fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

                     Payment of Additional Cash Compensation

      On occasion, Meeder may make payments out of its resources and legitimate profits, which may include profits Meeder derives from investment advisory fees paid by the Funds, to authorized agents as incentives to market the Funds, to cooperate with Meeder's promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as "additional cash compensation" and are in addition to the sales charges, Rule 12b-1 fees, and payments to authorized agents as discussed above. The payments are made pursuant to agreements between authorized agents and Meeder and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other the expenses paid by a Fund.

      Additional cash compensation payments may be used to pay authorized agents for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (b) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of Meeder access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

      Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

      For the year ended December 31, 2007, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from Meeder for providing marketing and program support, administrative services, and/or other services as described above:

      Kevin Brown, Pension Alliance
      Mat Calamita, Delaware Valley Retirement, Inc.

      Any additions, modifications, or deletions to this list that may have occurred since December 31, 2007 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, Meeder also reserves the ability to make payments, as described above, to other authorized agents that sell or provide services to the funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of Meeder. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from Meeder or its affiliates.

      Meeder or its affiliates also may pay non-cash compensation to authorized agents and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

      The underlying mutual funds in which The Muirfield(R) and Dynamic Growth Funds invest will typically have their own 12b-1 plans, which permit payment of 12b-1 fees to or for the benefit of their investors, such as the Funds. The Funds will seek to obtain such payments, to be used to offset the payments to intermediaries and persons providing distribution and administrative services, including the "platform" arrangements referred to above.

                      How To Make Withdrawals (Redemptions)

Shares are redeemed and Funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

      By Mail: You may redeem shares by mailing a written request to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. The signature guarantee requirement is designed to protect you and the Fund from fraud.

      Your redemption request must be made in writing and include a signature guarantee if any of the following situations apply:

      o Your account registration or account address has changed within the last 30 days;

      o The check is being mailed to a different address than the one on your account (record address);

      o The check is being made payable to someone other than the account owner;

      o The redemption proceeds are being transferred to a Fund account with a different registration.

      You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings and loan association. A notary public cannot provide a signature guarantee.

      Amounts withdrawn are mailed without charge to the address printed on your account statement.

      By Telephone: You may redeem shares by telephone by calling:
      1-800-325-FLEX, or (614) 760-2159. If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

      As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

      You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature must be guaranteed. Additional documentation for redemptions may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

      When Redemptions Are Effective. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")


      When Payments Are Made. Amounts withdrawn by telephone are normally mailed or wired on the next bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to noon, Eastern time, on a bank business day, Funds will be redeemed and wired on the same day. Amounts withdrawn by mail are normally sent by U.S. mail within one business day after the request is received, and must be mailed within seven days at the latest. There is one exception, if shares are purchased by check, the Funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to 10 days. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")


      Check-writing Redemption Procedure--Money Market Fund Only: The Money Market Fund will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two weeks following the date of the initial account investment. These checks may be used to draw against your Money Market Fund account. Checks may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment.

      A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Funds for additional information at 1-800-325-FLEX or
      (614) 760-2157.

      When a check is presented to the Bank for payment, the Bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Funds' transfer agent will return checks drawn on Funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate check redemptions soon after you purchase shares, you are advised to wire Funds to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $15. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

      You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the Fund for this service, your account will be charged a $29 fee for any stop payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks.

      Accounts With Low Balances. If your account has shares valued at less than $1,000 ($500 for an IRA), the account will be subject to an annual fee of $15.00. The fee is automatically deducted from the account in July of each year. Sixty days prior to the date the fee is deducted you will receive written notification of the upcoming fee. Account balances will be determined on a fund-by-fund basis. If you participate in the Automatic Account Builder Program, you will not be subject to this fee. This fee will also not be charged to group retirement accounts that are making continuing purchases and certain accounts held by broker-dealers through the National Securities Clearing Corporation. Any Fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made or if you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. You will be notified in writing 30 days before any redemption due to an account balance falling below the minimum required balance occurs.

                               Exchange Privilege

You may exchange shares of any Fund for shares of any other Flex-funds Fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

      o     you wish to register a new account in a different name;

      o     you wish to add telephone redemption to an account; or

      o you wish to have check-writing redemption privileges in a Money Market Fund account.


Exchange requests may be directed to the Fund by telephone or written request. If your request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged and receive that day's net asset value price. Exchange requests from The Money Market Fund to another Fund must be received prior to noon, Eastern time, to be exchanged the same day as receipt. Otherwise, they will be exchanged the next business day and receive that day's price.


      By Mail: Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the Fund's account records.

      By Telephone: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

      Any exchange involves a redemption of all or a portion of the shares in one Fund and an investment of the redemption proceeds in shares of one of the other Funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. If an exchange is received prior to market close, the shareholder will receive that day's closing net asset value. If the exchange request is received after market close for that Fund being exchanged into, the shareholder will receive the following day's closing net asset value. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each Fund may reject any exchange request and limit your use of the exchange privilege.

      The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES


      Valuation of Shares. On days that the Funds are open, the net asset value per share (NAV) for each Fund, except The U.S. Government Bond Fund and The Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund's net assets by the number of its shares outstanding. The NAV for The U.S. Government Bond Fund and The Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern time, respectively. For each Fund, the NAV is not calculated on the observance of New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information.


      The assets of each Fund, except The Money Market Fund, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Adviser under procedures adopted by the Board of Trustees. The Muirfield Fund(R) and The Dynamic Growth Fund are "funds of funds". The NAVs of these funds of funds are calculated based primarily on the NAVs of the underlying mutual funds in which these funds of funds invest. The Aggressive Growth Fund, The Defensive Growth Fund and The Focused Growth Fund invest primarily in underlying ETFs. The NAVs of these Funds are calculated based primarily on the last sale prices of the underlying ETFs in which these Funds invest. The prospectuses for the underlying mutual funds in which the "funds of funds" invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

      Since some of the underlying mutual funds and underlying ETFs may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying mutual funds and underlying ETFs should have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include fundamental analysis (earnings multiples, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restriction on the disposition of the securities.

      The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

      The assets of the Money Market Fund (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

      Buy and Sell Prices. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV for that day's market close or time of pricing for that particular Fund.

      Execution of Requests. Each Fund is closed for the observance of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent before market close for that Fund.

      At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

      In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

      Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

      Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase request has been received.

                            Short-term Trading Policy

      Short-Term Trading Generally. The Funds (except for the Money Market Fund) discourage short-term or excessive trading, and seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser or transfer agent such trading may interfere with the Funds' transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Funds and their shareholders.

      Short-Term Trading Consequences. The Funds may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Funds, in non-Flex-funds mutual funds, or in accounts under common control or ownership. If information regarding your trading is brought to the attention of the Adviser or the Funds' transfer agent and based on that information the Funds or their agents in their sole discretion conclude that your trading may be detrimental to the Funds as described in this short-term trading policy, the Funds may temporarily or permanently bar your future purchases into the Funds. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund.

      Short-term Trading Through Financial Intermediaries. As an investor, you are subject to this policy whether you are a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

      The Funds require financial intermediaries to apply the Funds' short-term trading policy to their customers who invest indirectly in the Funds and the Funds have entered into Rule 22c-2 Agreements with these financial intermediaries in order to request shareholder level transaction activity to increase the Funds' ability to monitor the trading activity of shareholders and enforce the Funds' short-term trading policy with respect to the customers purchasing Fund shares through financial intermediaries.

      Risks from Short-Term Trading. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund's portfolio, increase a Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

      In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual Fund's portfolio holdings and the net asset value of the Fund's shares in Funds that hold significant investments in small-cap securities and other types of investments which may not be frequently traded.

      The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.

      Though this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders. There is no assurance that the Funds or their agents will gain access to any or all information necessary to detect short-term trading in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect short-term trading, the Funds cannot represent that such trading activity can be completely eliminated.

      Revocation of Short-Term Trading Trades. Transactions placed in violation of the Funds' short-term trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

                           Other Shareholder Services

      Automatic Account Builder:

      This program offers you a convenient way to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in any Fund of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

      Direct Deposit:

      Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling 1-800-325-FLEX or (614) 760-2159. There is no charge for this service.

      Systematic Withdrawal Program:

      This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

      Retirement Plans


      The following retirement plans are available: standardized and non-standardized prototype Profit Sharing Plans, Money Purchase Pension Plans, 401(k) Plans, Individual Retirement Accounts (IRA), Roth IRAs, Education IRAs, Simple IRAs and Simplified Employee Pension (SEP) Plans. Plan Adoption Agreements and Account Applications required to establish the retirement plan options are available through The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


      Sub-accounting for Institutional Investors:

      A Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

      Distributor:

      Shares of the Funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.


      Statements, Reports and Prospectuses:

      The Funds will send you quarterly confirmations of all transactions. You may elect on www.flexfunds.com to discontinue delivery of paper statements and receive statements online. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction, except Money Market transactions. The Funds will send you a monthly confirmation statement for all Money Market transactions. If you have not elected to receive online statements, your confirmation statement will be mailed within two days of the transaction. The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update the prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.flexfunds.com.


      Householding:

      To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Funds' privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call Mutual Funds Service Co. at 1-800-325-3539. You may also notify Mutual Funds Service Co. in writing if you wish to receive multiple copies of all Fund mailings. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Fund Service Co. receives your request to stop householding.

                                 MORE ABOUT RISK

      A Fund's risk profile is largely defined by the Fund's principal securities and investment practices. You may find the most concise description of each Fund's risk profile in the fund-by-fund information.

      The Funds are permitted to use - within limits established by the Trustees
- certain securities and investment practices that have a variety of risks and opportunities associated with them. To the extent that a Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Funds follow certain policies that may reduce these risks.

      As with any mutual fund, there is no guarantee that a Flex-funds' Fund will earn income or show a positive total return over any period of time - days, months or years.

Investment Practices, Securities and Related Risks

      This table shows each Fund's investment limitations as a percentage of the Fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports.

      NL -- No policy limitation on usage; Fund may be using currently P -- Permitted, but has not typically been used
      NP -- Not permitted

                                                   Socially
                                                   Responsible             U.S.       Money  Aggressive  Dynamic  Defensive  Focused
                                          Quantex  Utilities    Muirfield  Government Market Growth      Growth   Growth     Growth
                                          Fund(TM) Fund         Fund(R)    Bond Fund  Fund   Fund        Fund     Fund       Fund
Borrowing; Reverse Repurchase             33-1/3%  33-1/3%      5%         5%         5%     33-1/3%     33-1/3%  33-1/3%    33-1/3%
   Agreements.  Leverage and credit risk.

Companies with Limited Operating          P        P            P          NP         P      NL          NL       NL         NL
   Histories. Market, liquidity and
   information risk.

Convertible Securities.  Market,          P        P            P          NP         NP     P           P        P          P
   interest rate, prepayment and credit
   risk.

Currency Contracts.  Currency leverage,   NP       P            NP         NP         NP     NP          NP       NP         NP
   credit, correlation, liquidity and
   opportunity risks.

Defensive Measures.  Opportunity risk.    NP       100%         100%       100%       100%   20%         20%      100%       20%

Foreign Securities.  Market, currency,    NP       NL           NL         NP         NP     NL          NL       NL         NL
   transaction, liquidity, information and
   political risk.

Hedging Strategies; Financial Futures     NL       NL           NL         NL         NP     NL          NL       NL         NL
   and Options; Securities and Index
   Options.  Hedging, correlation,
   opportunity, leverage, interest rate,
   market, and liquidity risks.

                                                   Socially
                                                   Responsible             U.S.       Money  Aggressive  Dynamic  Defensive  Focused
                                          Quantex  Utilities    Muirfield  Government Market Growth      Growth   Growth     Growth
                                          Fund(TM) Fund         Fund(R)    Bond Fund  Fund   Fund        Fund     Fund       Fund
Illiquid and Restricted Securities.       10%      10%          10%        10%        10%    15%         15%      15%        15%
   Market, liquidity and transaction risk.

Investment Grade Bonds.  Interest rate,   NP       P            P          NL         P      P           P        P          P
   prepayment, market and credit risk.

Non-Investment Grade Corporate Bonds.     P        P            P          20%        P      P           P        P          P
   Rated B or higher.

Long/Short Funds.  Market, hedged         NP       NP           P          NP         NP     P           P        P          P
   leverage, speculative leverage,
   correlation, liquidity, and opportunity
   risks.

Repurchase Agreements.  Credit risk.      NL       NL           NL         NL         NL     NL          NL       NL         NL



Short Sales -                             P*       P*           P*         P*         NP     P*          P*       P*         P*
   Hedged.  hedged leverage, market
   correlation, liquidity, and opportunity
   risks.
   Speculative. Speculative leverage,
   market, and liquidity risks.

Small and Mid-sized Company               NL       NL           NL         NP         NP     NL          NL       NL         NL
   Securities. Market, liquidity and
   information risk.

When-issued Securities and Forward        NP       P            P          NP         NP     P           P        P          P
   Commitments. Market,
   opportunity and leverage risks.

*Short-sales against the box only.

                          RISK AND INVESTMENT GLOSSARY

      Borrowing and Reverse Repurchase Agreements refers to a loan of money from a bank or other financial institution undertaken by the Fund.

      Common Stock is a share of ownership (equity) interest in a company.

      Companies with Limited Operating Histories are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

      Convertible Securities are debt or equity securities which may be converted on specified terms into stock of the issuer.

      Correlation Risk occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

      Credit Risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

      Currency Contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

      Currency Risk happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's or a Fund's investments are converted to U.S. dollars.

      Defensive Measures may be taken when a Fund's Adviser believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to a Fund's investment restrictions, policies or normal investment emphasis. As a result, the Fund could be unable to achieve its investment objective.

      Diversification means a diversified fund may not, with respect to at least 75% of its assets (in the case of The Money Market Fund, 100% of its assets), invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Flex-funds are diversified funds.

      Financial Futures are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

      Foreign Securities are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

      Forward Foreign Currency Contracts are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

      Hedging Risk comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" a Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

      Illiquid and Restricted Securities are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

      Information Risk means that information about a security or issuer may not be available, complete, accurate or comparable.

      Interest Rate Risk is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

      Investment Grade Bonds are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

      Leverage Risk occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

      Liquidity Risk occurs when investments cannot be sold frequently. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid or thinly traded security or may not be able to sell it at all.

      Long/Short Funds are mutual funds or closed-end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" when they believe the securities will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" when they believe the securities will underperform their peers. A long position is when the Long/Short Fund purchases equity and/or debt securities outright. A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.

      Market Capitalization is the total current market value of a company's outstanding common stock.

      Market Risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

      Opportunity Risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

      Options are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

      Political Risk comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

      Prepayment Risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

      Repurchase Agreements means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

      Sector Focus occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. None of The Flex-funds, except the Socially Responsible Utilities Fund, will concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risks.

      Securities Lending means the lending of securities to financial institutions, which provide cash or government securities as collateral.

      Short Sales means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

      Short-Term Trading means selling a security soon after purchase. A Fund engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a Fund, you will be taxed at ordinary tax rates. Because the Adviser may take defensive measures with regard to 100% of the assets of The Money Market Fund, the risks and expenses of short-term trading may be higher in this Fund.

      Small and Mid-sized Company Securities are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater the investment risk.

      Transaction Risk means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

      When Issued Securities and Forward Commitments involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

Statement of Additional Information (SAI)

            The SAI provides more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

            These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

            Information about the Funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

            The Funds make available their SAIs, annual reports and semi-annual reports, free of charge on the Funds' website at www.flexfunds.com.

            To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Funds, or make shareholder inquiries, please write, call or E-mail us at:

                  The Flex-funds
                  6125 Memorial Drive
                  Dublin, OH  43017
                  614-760-2159
                  Toll Free:  1-800-325-3539
                  Fax:  614-766-6669
                  flexfunds@meederfinancial.com
                  www.flexfunds.com

                                        Investment Company Act File No. 811-3462

                     THE SOCIALLY RESPONSIBLE UTILITIES FUND
               (Formerly known as The Total Return Utilities Fund)


                         A Fund of The Flex-funds Trust
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 2008

This Statement is not a prospectus but should be read in conjunction with The Flex-funds current Prospectus (dated April 30, 2008). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


         TABLE OF CONTENTS                                         PAGE
         -----------------                                         ----

         Description of the Trust                                    2
         Investment Policies and Limitations                         3
         Disclosure of Portfolio Holdings                           22
         Risk Considerations                                        23
         Portfolio Transactions                                     24
         Valuation of Portfolio Securities                          27
         Performance                                                27
         Average Annual Total Return Before Taxes
           Calculations                                             28
         Average Annual Total Return After Taxes on
           Distributions                                            29
         Average Annual Total Return After Taxes on
           Distributions and Sale of Fund Shares                    30
         Additional Purchase and Redemption Information             33
         Distributions and Taxes                                    35
         Investment Adviser and Manager                             36
         Investment Subadviser                                      38
         Distribution Plan                                          40
         Trustees and Officers                                      41
         Contracts With Companies Affiliated With Manager           47
         Additional Information                                     48
         Anti-Money Laundering Program                              48
         Proxy Voting Procedures                                    48
         Principal Holders of Outstanding Shares                    49
         Financial Statements                                       49
         Appendix I - Proxy Voting Policies, Procedures and
           Guidelines

         Investment Adviser                             Transfer Agent
         ------------------                             --------------
         Meeder Asset Management, Inc.                  Mutual Funds Service Co.

         Investment Subadviser
         ---------------------
         Miller/Howard Investments, Inc.

                            DESCRIPTION OF THE TRUST

      Background. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its nine constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

      Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

      A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

      Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

      Shares are fully paid and nonassessable. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

      Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

      Voting Rights. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                       INVESTMENT POLICIES AND LIMITATIONS

      Even though the name of the Fund has changed, the investment objective of the Fund has remained unchanged. The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

      The Fund has a non-fundamental concentration policy that it will generally invest at least 80% of the value of its net assets in securities of domestic or foreign companies that provide non-nuclear electricity, natural gas, water, telecommunications or sanitary services to the public. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. The Fund's concentration policy is not a fundamental policy and will not be changed without providing shareholders at least 60 days prior notice of a change in the non-fundamental concentration policy.

      The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not

      (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

      (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

      (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

      (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in securities of public utility companies;

      (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

      (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations are not fundamental, and all may be changed without shareholder approval.

      (i) The Fund does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (iii) The Fund may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Fund's total assets.

      (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

      (v) The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

      (vi) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

      (vii) The Fund does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (viii) The Fund does not currently intend to purchase the securities of any issuer other than securities issued or guaranteed by domestic or foreign governments (or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

      (ix) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

      (x) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

      (xi) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

      (xii) The Fund does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

      For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 15. For the Fund's limitations on short sales, see the section entitled "Short Sales" on page 20.

Money Market Instruments
------------------------

      When investing in money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

      * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

      * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000 000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Fund invest more than 10% of its assets in time deposits.

      * High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime- 2" by Moody's Investors Service, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.


      * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Fund. The Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

      *     Repurchase Agreements - See "Repurchase Agreements" below.

      The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and Global Industry Classification "GIC" and Standard Industrial Classification "SIC" codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund.

Ratings
-------


1. Moody's Investors Service, Inc.'s Corporate Bond Rating:


      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

      AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

      AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

      U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

      Repurchase Agreements - See "Repurchase Agreements" below.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

      Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

      Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Fund's investments and, through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Subadviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Repurchase Agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

      The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

      While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

      Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

      Securities Lending. The Fund may lend securities to parties such as broker-dealers or institutional investors.

      During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Fund may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Fund may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

      The Subadviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

      Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

      When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

      Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

      Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

      In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

      The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

      The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      American Depositary Receipts and European Depositary Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

      Hedging Strategies. The Fund may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Fund for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Fund's while the manager is making a change in the portfolio's investment position.

      A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

      Financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

      The Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

      The Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Fund will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

      Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

      The Fund may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

      In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or " transaction hedge."

      The Subadviser expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Subadviser.

      The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

      Successful use of forward currency contracts will depend on the Subadvisers skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

      Limitations on Futures and Options Transactions. The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

      For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

      Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

      Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

      If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Purchasing Put and Call Options. By purchasing a put option the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

      A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Writing Put and Call Options. The Fund may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Subadviser intends to include in the Fund. The Fund also may write covered call options and buy put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the utilities market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

      When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The Fund may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Fund is obligated under the option, it owns the underlying security or currency. The Fund will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Fund would be required to pay were the option exercised.

      Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

      The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

      Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Short Sales. The Fund may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Subadviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

      When the Fund enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

      Social Investment Policy. The Fund offers investors the opportunity for appreciation of income and current income by investing in environmentally and socially responsible domestic and foreign equity securities of public utility companies and their suppliers. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Fund combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

      Stock Selection Process. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

Exclusionary Screens

      Tobacco/Alcohol/Gambling/Firearms. The Fund is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

      Weapons/Militarism. None of the companies in the Fund has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

      Nuclear Power. The Fund will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Fund will divest.

      Animal Testing. The Fund will not invest in any company involved in animal testing or animal usury.

      Equal Employment Opportunity/Labor Issues. The Fund is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

      The Environment. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

      The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Fund seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

      The Fund seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

      International Labor Issues. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Fund invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

      In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

      Shareholder Advocacy/Proxy Voting Guidelines. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

      Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

      In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

      The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Fund, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles and foreign military sales reporting (DC).

      The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except as provided below.

      The Fund allows disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to the Fund.

      The Fund permits nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Fund, any securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

      Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to the Trustees.


      Portfolio Turnover. The portfolio turnover rate for the Fund for 2007 was 50% (27% in 2006; 28% in 2005). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less.


      Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Fund. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

                               RISK CONSIDERATIONS

      By itself, The Socially Responsible Utilities Fund does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Fund's investments, and rising interest rates can be expected to reduce the Fund's net asset value. The Socially Responsible Utilities Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

      Because The Socially Responsible Utilities Fund concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

      Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

      In seeking its investment objectives, the Fund may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Fund.

      The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

      The Subadviser intends to manage The Socially Responsible Utilities Fund actively in pursuit of its investment objective. The Fund does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

      The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

      The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

      The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Subadviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.


      The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 2007, $0 in directed brokerage payments were made to reduce expenses of the Fund.


      The Trustees of the Trust periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      From time to time, the Trustees of the Fund will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Fund intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

      Although the Trustees and officers of the Fund are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

      When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of the Fund that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      During the year ended December 31, 2007, the Fund paid total commissions of $46,693 ($22,218 in 2006; $43,828 in 2005) on the purchase and sale of portfolio securities.

      During the period from January 1, 2007 to December 31, 2007, The Socially Responsible Utilities Fund paid commissions of $0 to Adviser Dealer Services, Inc. ("ADS"), an affiliate of the Manager ($0 in 2006; $8,449 in 2005) on the purchase and sale of securities. During the period from January 1, 2007 to December 31, 2007, the percentage of the Fund's aggregate brokerage commissions paid to ADS was 0%. During the period from January 1, 2007 to December 31, 2007, the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through ADS was 0%.

                        VALUATION OF PORTFOLIO SECURITIES

      Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

      Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

      Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

      Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

      The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

      The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

              AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES CALCULATIONS

      Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

      Below is an example of the total return calculation for the Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

      Total return is computed by finding the average annual compounded rates of return over the length of the bas periods that would equate the initial amount invested to the ending redeemable value, according to the following formula

            P (1+T)^n = ERV
            P = initial investment of $1,000
            T = average annual total return
            n = Number of years

            ERV = ending redeemable value at the end of the base period

      In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

            AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


      The following SEC formula was used to calculate these figures:

      P(1+T)^n = ATVD

      where:

      P    = a hypothetical initial payment of $1,000
      T    = average annual total return (after taxes on distributions)
      n    = number of years
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

      Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.


The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P     = a hypothetical initial payment of $1,000
     T     = average annual total return (after taxes on distributions and redemptions)
     n     = number of years
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

      Net Asset Value. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

      Moving Averages. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

      Historical Fund Results. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Dow Jones Utilities Index. The Fund's performance may also be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

      From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-funds shareholders.

      Volatility. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

      The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


The net asset value per share (NAV) for The Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund's net assets by the number of its shares outstanding. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. The NAV of the Fund is not calculated on the observance of New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.


      Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

      Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

      In the Prospectus, the Fund has notified shareholders that it may refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

      Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

      Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

      Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

      Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

      The Socially Responsible Utilities Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

      Distributions. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact the Transfer Agent. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

      Dividends. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

      Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

      Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

      Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

      Tax Status of the Fund. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

      The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Fund, less expenses) and net realized capital gains within each calendar year, as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last sixteen fiscal years. The Fund intends to comply with other tax rules applicable to regulated investment companies.

      If the Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Fund with respect to deferred taxes arising from such distributions or gains.

      The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

      Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

      Meeder Asset Management, Inc. (the "Manager"), is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

      Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Trust's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by The Huntington National Bank, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services for others.

      The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of the holders of a majority of the shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

      The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

      Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

      The expenses of the Fund include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, legal counsel and any transfer agent or accountant of the Fund; insurance premiums and other miscellaneous expenses.

      Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

      The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Fund is based upon the average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.


      For the year ended December 31, 2007, the Fund paid total fees to the Manager of $260,164 ($229,681 in 2006; $230,527 in 2005).


      Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.


      The Manager's officers and directors are as set forth as follows: Robert
S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Dale W. Smith, Chief Financial Officer and Chief Investment Officer; James B. Craver, Chief Compliance Officer and General Counsel; Anthony Mercure, Chief Operating Officer and Linda C. Moran, Vice President - Human Resources. Mr. Robert S. Meeder, Jr. is President and a Trustee of the Trust. Mr. Dale W. Smith is an officer of the Trust.

      The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER

      Miller/Howard Investments, Inc., 324 Upper Byrdcliffe Road, P.O. Box 549, Woodstock, New York 12498, serves as the Fund's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Fund's average net assets.

      The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund by the Manager, the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Trust, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.


      Lowell Miller is the portfolio manager primarily responsible for the day-to-day management of The Socially Responsible Utilities Fund (the "Portfolio Manager"). As of December 31, 2007, the Portfolio Manager was responsible for the management of the following types of accounts:

----------------------------------------------------------------------------------------------------------------------
                                                                                Number of           Total Assets by
                                          Number of                             Accounts by type    Account Type
                                          Accounts by        Total Assets by    Subject to a        Subject to a
Portfolio Manager        Account Type     Account Type       Account Type       Performance Fee     Performance Fee
----------------------------------------------------------------------------------------------------------------------
Lowell Miller         Registered          1 Registered       $27 million in     None                None
                      Investment          Investment         Registered
                      Companies/Other     Companies;         Investment
                      Accounts            1,775 Other        Companies; $1.03
                                          Accounts           billion in Other
                                                             Accounts
----------------------------------------------------------------------------------------------------------------------

      Lowell Miller is compensated for his services by Miller/Howard Investments, Inc. The Portfolios Manager's compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. The Portfolio Manager participates in Miller/Howard Investments, Inc.'s retirement plan.

      To the extent that a Fund and another of the Adviser's or Miller/Howard Investments, Inc.'s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.


      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December 31, 2007.


--------------------------------------------------------------------------------
                                         Dollar Range of Equity Securities in
Portfolio Manager                        The Socially Responsible Utilities Fund
--------------------------------------------------------------------------------

Lowell Miller                            $0
--------------------------------------------------------------------------------

                                DISTRIBUTION PLAN

      Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

      The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation, possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks.

      The Fund may expend as much as, but not more than .25% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

      The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

      The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.


      Total payments made by the Fund to parties with 12b-1 agreements for the year ended December 31, 2007 amounted to $46,091. In addition, expenditures were approved by the Board of Trustees in the amount of $202 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $2,888 for advertising; $422 for the services of public relations and marketing consultants; and $830 for the cost of special telephone service to encourage the sale of Fund shares. These total expenditures amounted to $4,342 for the year ended December 31, 2007.

      The Fund has also adopted an administrative services plan. Under this plan, shares of the Fund bear a service fee of up to 0.20% of the Fund's average net assets annually. Service Fees are used primarily to reimburse financial intermediaries and persons, including "platforms", for providing personal services to Fund shareholders and maintaining shareholder accounts. Service fees in the amount of $18,862 were paid by the Fund for the year ended December 31, 2007.


                              TRUSTEES AND OFFICERS

      The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager or the Subadviser are indicated by an asterisk (*).

"Non-Interested" Trustees
------------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Funds and
                                         Elected A                                  Portfolios    Other
                                         Director of                                in Fund       Directorships
Name, Address and                        Fund           Principal Occupation(s)     Complex       Held by
Age                      Position Held   Complex(1)     During Past Five Years      Overseen by   Trustee(2)
                                                                                    Trustee
------------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 70       Trustee         1982           Retired; self-employed      9             None
4124 SW Gleneagles                                      from March 2000 to
Circle                                                  January 2002; from
Palm City, FL  34990                                    November 1991 to March
                                                        2000 Executive Vice
                                                        President of Aon
                                                        Consulting, an employee
                                                        benefits consulting group
                                                        (1991-2000); member of
                                                        the Trust's Audit
                                                        Committee.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 77      Trustee         1982, 1998     Retired; formerly           9             None
3727 Guadiato Court                                     Executive Vice President
Naples, FL  34109                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997); member of
                                                        the Trust's Audit
                                                        Committee.
------------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 46  Trustee         1998           Designer, Nicklaus          9             None
11780 U.S. Highway #1                                   Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus
                                                        Companies; member of the
                                                        Trust's Audit Committee.
------------------------------------------------------------------------------------------------------------------
STUART M. ALLEN, 46      Trustee         2006           President of Gardiner       9             None
Gardiner Allen                                          Allen DeRoberts Insurance
DeRoberts Insurance LLC                                 LLC
777 Goodale Blvd.
Columbus, OH 43212
------------------------------------------------------------------------------------------------------------------
ANTHONY D'ANGELO, 47     Trustee         2006           Director of Sales of WSYX   9             NonePortfolios
WTTE Fox-28                                             ABC 6/WTTE FOX-28,
1261 Dublin Road                                        television stations owned
Columbus, OH 43215                                      and operated by Sinclair
                                                        Broadcast Group
------------------------------------------------------------------------------------------------------------------

"Interested" Trustee(3),(4)
------------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Funds and
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
Name, Address and Age                    Officer of     Principal Occupation(s)     Overseen by   Directorships
Age                      Position Held   the Fund(1)    During Past Five Years      Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------
ROBERT S.                Trustee and     1992           President of Meeder Asset   9             None
MEEDER, JR.*, 45         President                      Management, Inc.

------------------------------------------------------------------------------------------------------------------

Other Officers(4)

------------------------------------------------------------------------------------------------------------------
                                                    Year First
                                                    Elected an
Name, Address and                                   Officer of the    Principal Occupation(s)
Age                      Position Held              Fund(1)           During Past Five Years
------------------------------------------------------------------------------------------------------------------
BRUCE E.                 Treasurer                  2002              Manager/Fund Accounting and Financial
MCKIBBEN*+, 38                                                        Reporting, Mutual Funds Service Co., the
                                                                      Fund's transfer agent (since April 1997).
------------------------------------------------------------------------------------------------------------------
DALE W. SMITH*+, 46      Vice President             2006              Vice President, Chief Financial Officer
                                                                      and Chief Investment Officer, Meeder Asset
                                                                      Management, Inc., the Trust's investment
                                                                      adviser, Vice President, Mutual Funds
                                                                      Service Co., the transfer agent to each of
                                                                      the Trust's funds (since March 2005);
                                                                      Senior Vice President, Financial Services,
                                                                      BISYS Fund Services, Inc., a service
                                                                      provider to mutual funds (1999 to December
                                                                      2004).
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DAVID R. CARSON, 49      Chief Compliance Officer   2006              Chief Compliance Officer and Anti-Money
                                                                      Laundering Officer of the Huntington Funds
                                                                      and Huntington VA Funds (2005 - present);
                                                                      Treasurer and Assistant Treasurer of the
                                                                      Huntington Funds, Huntington Asset
                                                                      Advisors, Inc. (2002-2005).
------------------------------------------------------------------------------------------------------------------


(1) Trustees and Officers of the Fund serve until their resignation, removal or retirement.

(2) This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

(3) "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

(4) All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.


* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Fund. Bruce E. McKibben is deemed an "interested person" of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Fund. Dale W. Smith is deemed an "interested person" of the Trust by virtue of his position as a Vice President, Chief Financial Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds.


+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.


FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2007

-------------------------------------------------------------------------------------------------------------
                                                                  Aggregate Dollar Range(1) of Shares Owned
                                      Dollar Range of Fund        in All Funds Within The Fund Complex
Name of Director                       Shares Owned(1)            Overseen by Trustee
-------------------------------------------------------------------------------------------------------------
"Non-Interested" Trustees

-------------------------------------------------------------------------------------------------------------

Walter L. Ogle                        $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------------------------------------

James W. Didion                       $0                          $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------

Jack W. Nicklaus II                   $0                          Over $100,000
-------------------------------------------------------------------------------------------------------------

Stuart M. Allen                       $0                          Over $100,000
-------------------------------------------------------------------------------------------------------------

Anthony V. D'Angelo                   $1- 10,000                  $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------

"Interested" Trustee

Robert S. Meeder, Jr.                 $50,001 - $100,000          Over $100,000
-------------------------------------------------------------------------------------------------------------


(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.


      The following table shows the compensation paid by the Fund Complex as a whole to the Trustees of the Funds and the Fund Complex during the fiscal year ended December 31, 2007.

                                        COMPENSATION TABLE


                                                                                 Total
                                               Pension or                        Compensation
                                               Retirement                        from
                              Aggregate        Benefits         Estimated        Registrant and
                              Compensation     Accrued as       Annual           Fund Complex
                              from the         Part of Fund     Benefits Upon    Paid to
Trustee                       Fund(1)          Expense          Retirement       Trustee(1),(2)
-------                       -------          -------          ----------       ---------------
Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                $1,937           None             None             $20,000

James Didion                  $1,899           None             None             $19,500

Jack W. Nicklaus II           $1,354           None             None             $14,000

Stuart Allen                  $1,747           None             None             $18,000

Anthony D'Angelo              $1,700           None             None             $17,500

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2007, participating non-interested Trustees accrued deferred compensation from the funds as follows: Jack W. Nicklaus II - $1354, Stuart Allen - $1,747, and Anthony D'Angelo - $1,700.

(2) The Fund Complex consists of 9 investment funds/series.

Each Trustee who is not an "interested person" is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an "interested person" receives a total retainer of $2,500 per calendar quarter for the Trust. Each committee person who is not an "interested person" is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust . The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees to which he is entitled. The Lead Trustee receives a quarterly retainer of $1,250 in addition to any committee meeting fees to which he is entitled.

      Trustee fees for the Fund totaled $8,637, for the year ended December 31, 2007 ($8,775 in 2006; $12,377 in 2005).

The Board maintains four standing committees: the Audit Committee, the Nominating Committee, the Fund Performance Committee and the Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees are comprised of the following independent Trustees of the Trust:
Stuart Allen, Anthony D'Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust's Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2007, the Audit Committee met five times, the Compensation Committee met two times, the Fund Performance Committee met three times and the Nominating Committee met once.

      During the past fiscal year, the Trustees considered and approved the renewal of the Fund's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

      o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

      o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

      o     the investment performance of the Fund;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

      o the investment approach used by the Manager in the daily management of each Fund;

      o     information on personnel of the Manager's investment committee;

      o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

      o     soft dollars received by the Manager from Fund trades;

      o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Fund;

      o the Manager's policy regarding the aggregation of orders from the Fund and the Manager's private accounts; and

      o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Fund.

      The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

      The Trustees and officers of the Fund own, in the aggregate, less than 1% of the Fund's total outstanding shares.

      The Trust and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Fund. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust and the Fund also restricts personal investing practices of trustees of the Trust and the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Fund in which the Fund invests.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

      Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $7,500. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

      Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets prior to June 17, 2005; 0.10% up to $50 million and 0.08% over $50 million of the Fund's average net assets after June 17, 2005. These fees are reviewable annually by the Trustees of the Trust.


      For the year ended December 31, 2007, total payments to Mutual Funds Service Co. by the Fund amounted to $88,252.


                             ADDITIONAL INFORMATION

      Custodian. The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


      Independent Registered Public Accounting Firm. Cohen Fund Audit Services Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, serves as the Trust's independent registered public accounting firm to audit financial statements for the Fund and provide other assurance, tax, and related services.


                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             PROXY VOTING PROCEDURES

      The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES


      As of March 31, 2008, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name and Address                    Number of                 Percent
of Beneficial Owner                 Shares of Record          of Fund
-------------------                 ----------------          -------

*Charles Schwab Co., Inc.           494,440.2410              47.27%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn:  Mutual Funds 8th Floor
101 Montgomery Street
San Francisco, CA  94104

National Financial Serv Corp        59,597.0420               5.70%
For Exclusive Bene Customers
Attn:  MTL FDS - No Loads 5th Fl
P. O. Box 3908
Church Street Station
New York, NY  10008-3908


* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Fund that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Fund that is opposed by other shareholders.

      To the knowledge of the Trust, the shareholder listed above owns shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2007. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                                                      Appendix I
                             Proxy Voting Policies,
                            Procedures and Guidelines

Proxy Voting Policy

Generally

      It is the policy of The Flex-funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

      Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

      If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

      Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

      Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

      The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

      The Trust will retain records relating to the voting of proxies, including:

      o A copy of policies, procedures or guidelines relating to the voting of proxies.

      o A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

      o A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

      o A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

      o A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

      These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

                                     PART C
                                OTHER INFORMATION

      Item 23. Exhibits - The Socially Responsible Utilities Fund

            (a). Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.


            (b) By-Laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

            (c) Articles V, VI and VII of the Registrant's Declaration of Trust and Article II of the Registrant's By-Laws.

            (d) (1) Investment Advisory Agreement between The Socially Responsible Utilities Fund (formerly The Total Return Utilities Fund) on April 11, 2003 is filed as an exhibit herewith.

                  (2) Amended Investment Subadvisory Agreement between Meeder Asset Management, Inc., formerly R. Meeder & Associates, Inc., and Miller/Howard Investments, Inc., effective April 18, 1997 is filed as an exhibit herewith.


            (e)   Not Applicable.

            (f) Deferred Compensation Plan for Independent Trustees - filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 1, 1999, which exhibit is incorporated herein by reference.

            (g) Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated by reference herein.

            (h) Administration Services Agreement between the Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.


            (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, which exhibit is incorporated herein by reference.

            (j) Consent of Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), is filed herewith.

            (k)   Not Applicable.

            (l) Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

            (m) The 12b-1 Service Plan for the Fund was filed as an exhibit to the Registrant's 29th Post-Effective Amendment to Form N-1A filed with the Commission on January 12, 1995 and is incorporated herein by reference.

            (n)   Not Applicable.

            (o)   Not Applicable.

            (p)   (1)   Code of Ethics of each Portfolio and the Registrant -
                        filed as an exhibit to the Registrant's Post-Effective
                        Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

                  (2) Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc. and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. - filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.


            (q) Powers of Attorney of Trustees of Registrant and the Utilities Stock Portfolio filed as an exhibit to the Registrant's Post-Effective Amendment No. 5 on April 29, 1997, which exhibit is incorporated herein by reference.


Item 24. Persons Controlled by or under Common Control with Registrant.

         None.

Item 25. Indemnification

         Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to the Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 26. Business and Other Connections of Investment Adviser.

         Not applicable.

Item 27. Principal Underwriters.

         Not applicable.

Item 28. Location of Accounts and Records.

         Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Fund's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 29. Management Services.

         None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the 29th day of April, 2008.



                                        THE FLEX-FUNDS



                                        BY: /s/ Robert S. Meeder, Jr.
                                            ------------------------------------
                                            Robert S. Meeder, Jr., President


      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                       DATE
/s/ Robert S. Meeder, Jr.                   President and Trustee                       April 29, 2008
-----------------------------------
Robert S. Meeder, Jr.


/s/ James W. Didion*                        Trustee                                     April 29, 2008
-----------------------------------
James W. Didion


/s/ Bruce E. McKibben                       Treasurer, Principal Financial              April 29, 2008
-----------------------------------         Officer and Principal Accounting Officer
Bruce E. McKibben


/s/ Jack W. Nicklaus II*                    Trustee                                     April 29, 2008
-----------------------------------
Jack W. Nicklaus II


/s/ Walter L. Ogle*                         Trustee                                     April 29, 2008
-----------------------------------
Walter L. Ogle


/s/ Stuart M. Allen*                        Trustee                                     April 29, 2008
-----------------------------------
Stuart M. Allen


/s/ Anthony V. D'Angelo*                    Trustee                                     April 29, 2008
-----------------------------------
Anthony V. D'Angelo


*By: /s/ James B. Craver
     ------------------------------                                     April 29, 2008
     James B. Craver
     Executed by James B. Craver on behalf
     of those indicated pursuant to Powers of Attorney